------------------------------
                                                       PROSPECTUS
                                                  ------------------------------
                                                      FEBRUARY 1, 1999

 C R M
-------
 FUNDS
-------

Each of these Funds seeks long-                     SMALL CAP VALUE FUND
term capital appreciation by                         MID CAP VALUE FUND
investing primarily in equity                       LARGE CAP VALUE FUND
securities, using a value-oriented                       VALUE FUND
approach. Shares of the Fund
are offered to investors without                    INSTITUTIONAL SHARES
any sales charge or Rule 12b-1
(distribution) fees.

The Securities and Exchange Commission
has not approved or disapproved any
Fund's shares or determined whether this prospetus is accurate or complete.
Any representation to the contrary is a
criminal offense.




[Picture graphics of a hand putting together a puzzle of paper money.

  [Picture graphics of puzzle.]                TABLE OF CONTENTS
--------------------------------------------------------------------------------


         RISK/RETURN SUMMARY                                          2

         PERFORMANCE                                                  4

         FEE TABLES                                                   6

         INVESTMENT OBJECTIVES, STRATEGIES AND RISKS                  8

         MANAGEMENT                                                   12

         YOUR ACCOUNT                                                 16


                  How to Contact the Funds                            16
                  General Information                                 16
                  Buying Shares                                       17
                  Selling Shares                                      20
                  Exchange Privileges                                 23
                  Retirement Accounts                                 24

         OTHER INFORMATION                                            25

         FINANCIAL HIGHLIGHTS                                         27

     RISK/RETURN SUMMARY                          [Picture graphics of puzzle.]
--------------------------------------------------------------------------------

[Margin callout} Concepts to Understand
--------------------------
MARKET CAPITALIZATION of a company means the value of the company's common stock market.
VALUE INVESTING means to invest in stocks whose prices are low relative to comparable companies.
--------------------------

THE INVESTMENT GOAL OF EACH FUND -- Long-term capital appreciation

SMALL CAP VALUE FUND

PRINCIPAL INVESTMENT STRATEGY Using a value-oriented approach, the Fund invests primarily in equity securities of companies the market value of which is $1 billion or less at the time of investment.

MID CAP VALUE FUND

PRINCIPAL INVESTMENT STRATEGY Using a value-oriented approach, the Fund invests primarily in equity securities of companies the market value of which is between $1 billion and $10 billion at the time of investment.

LARGE CAP VALUE FUND

PRINCIPAL INVESTMENT STRATEGY Using a value-oriented approach, the Fund invests primarily in equity securities of companies the market value of which is $10 billion or more at the time of investment.

VALUE FUND

PRINCIPAL INVESTMENT STRATEGY Using a value-oriented approach, the Fund invests primarily in equity securities of companies with varying market capitalizations.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

You could lose money on your investment in a Fund, or the Fund could underperform other investments, if any of the following occurs:

     o   The stock market goes down
     o   Value stocks fall out of favor with the stock market

     o The stock market continues to undervalue the stocks in the Funds' portfolios
     o The investment adviser's judgment as to the value of a stock proves to be wrong


WHO MAY WANT TO INVEST IN THE FUNDS

The Funds may be appropriate for investors who:


     o Are willing to tolerate significant changes in the value of their investment
     o   Are pursuing a long-term goal
     o Are willing to accept higher short-term risk for higher potential long-term returns


The Funds may NOT be appropriate for investors who:

     o Want an investment that pursues market trends or focuses only on particular sectors or industries
     o   Need  regular  income or  stability of principal
     o   Are pursuing a short-term goal or investing emergency reserves

          PERFORMANCE                        [Picture graphics of puzzle.]
--------------------------------------------------------------------------------

The following chart illustrates the variability of the Funds' returns. This chart and the following tables provide some indication of the risks of investing in the Funds by showing changes in the Funds' performance from year to year (if the Fund has operated more than one year) and how the Funds' returns compare to a broad measure of market performance. PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

SMALL CAP VALUE FUND

The following chart shows the annual total return of Investor Shares of the Fund for each calendar year it has been in existence. Annual total returns for Institutional Shares are not shown as this class has been in existence for less than one calendar year. Investor Shares are not offered by this Prospectus. The returns of the two classes are similar because they have a common portfolio of securities. Annual returns will differ to the extent the classes have different expenses.



                      [EDGAR REPRESENTATION OF GRAPH CHART]


Period                   Average Annual Total Return
------                   ---------------------------
1/1/96 - 12/31/96         38.95%
1/1/97 - 12/31/97         21.73%
1/1/98 - 12/31/98        -12.21%


During the periods shown in the chart, the highest quarterly return was 17.44% (for the quarter ended June 30, 1997) and the lowest quarterly return was -22.80% (for the quarter ended September 30, 1998).

The following table compares the Fund's Investor Shares average annual total return as of December 31, 1998 to the Russell 2000 Index.

--------------------------------------------------------------------------------
 YEAR(S)                               SMALL CAP VALUE FUND   RUSSELL 2000 INDEX
 1 Year (1998)                               -12.21%                -2.24%
 Since Inception (10/1/95-12/31/98)           15.40%                11.45%
--------------------------------------------------------------------------------

The Russell 2000(R)Index is a market weighted index composed of 2000 companies with market capitalizations from $50 million to $1.8 billion. The Index is unmanaged and reflects the reinvestment of dividends.

The following table compares the Fund's Institutional Shares' total return since inception as of December 31, 1998 to the Russell 2000 Index.

--------------------------------------------------------------------------------
 YEAR                                SMALL CAP VALUE FUND   RUSSELL 2000 INDEX
 Since Inception (1/27/98-12/31/98)         -8.41%                -2.24%
--------------------------------------------------------------------------------

MID CAP VALUE FUND

The Fund has not been in operation for a full calendar year. The following table compares the Fund's total return since inception as of December 31, 1998 to the Russell Midcap Index.

--------------------------------------------------------------------------------
 YEAR                               MID CAP VALUE FUND   RUSSELL MIDCAP INDEX
 Since Inception (1/6/98-12/31/98)        6.73%                 8.32%
--------------------------------------------------------------------------------

The Russell MidcapTM Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 35% of the total market capitalization of the Russell 1000 Index.

        FEE TABLES                      [Picture graphics of puzzle.]
--------------------------------------------------------------------------------
The following tables describe the various fees and expenses that you will bear if you invest in a Fund.


Shareholder transaction expenses are charges you pay when buying, selling or exchanging shares of a Fund. Operating expenses, which include fees and expenses for the Adviser and shareholder services, are paid out of a Fund's assets and are factored into a Fund's share price rather than charged directly to shareholder accounts.

-------------------------------------------------------------------------------------------------------
           SHAREHOLDER FEES (fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------
                Maximum Sales Charge (Load) Imposed on Purchases                               None
                Maximum Sales Charge (Load) Imposed on Reinvested Distributions                None
                Maximum Deferred Sales Charge (Load)                                           None
                Redemption Fee                                                                 None
                Exchange Fee                                                                   None
           Maximum Account Fee                                                                $0(1)

-------------------------------------------------------------------------------------------------------
           ANNUAL FUND OPERATING EXPENSES (2)
-------------------------------------------------------------------------------------------------------
           (as a percentage of net assets)

           SMALL CAP VALUE FUND
                Advisory fees                                                                 0.75%
                Distribution (12b-1 fees)                                                      None
                Other expenses                                                                0.48%
                TOTAL ANNUAL FUND OPERATING EXPENSES                                          1.23%
           MID CAP VALUE FUND
                Advisory fees                                                                 0.75%
                Distribution (12b-1 fees)                                                      None
                Other expenses                                                                3.41%
                TOTAL ANNUAL FUND OPERATING EXPENSES                                          4.16%

           LARGE CAP VALUE FUND (3)
                Advisory fees                                                                 0.75%
                Distribution (12b-1 fees)                                                      None
                Other expenses                                                                0.40%
                TOTAL ANNUAL FUND OPERATING EXPENSES                                          1.15%
           VALUE FUND (3)
                Advisory fees                                                                 0.75%
                Distribution (12b-1 fees)                                                      None
                Other expenses                                                                0.40%
                TOTAL ANNUAL FUND OPERATING EXPENSES                                          1.15%

(1)  IRA accounts are subject to an annual $10 maintenance fee.
(2) The Adviser has voluntarily undertaken to waive a portion of its fees and assume certain expenses of each Fund to the extent that total annual fund operating expenses exceed 1.15% of net assets. This undertaking may be terminated by the Adviser at any time.
(3) As of September 30, 1998, Institutional Shares of this Fund were not being offered for sale. Operating expenses shown are estimates.

The following is a hypothetical example intended to help you compare the cost of investing in each Fund to the cost of investing in other mutual funds. This example assumes a $10,000 investment in a Fund, a 5% annual return, the Fund's operating expenses remain the same as stated in the table above, reinvestment of all distributions and redemption at the end of each period. Although your actual costs may be higher or lower, under these assumptions your costs would be:


                               ---------------- ----------------- ---------------- -----------------
                                  SMALL CAP      MID CAP VALUE       LARGE CAP
                                 VALUE FUND           FUND          VALUE FUND        VALUE FUND
           ------------------- ---------------- ----------------- ---------------- -----------------

           After 1 year             $125              $418             $117              $117
           ------------------- ---------------- ----------------- ---------------- -----------------
           After 3 years            $390             $1,264            $365              $365
           ------------------- ---------------- ----------------- ---------------- -----------------
           After 5 years            $676             $2,124             N/A              N/A
           ------------------- ---------------- ----------------- ---------------- -----------------
           After 10 years          $1,489            $4,349             N/A              N/A

           ------------------- ---------------- ----------------- ---------------- -----------------

INVESTMENT OBJECTIVES,
STRATEGIES AND RISKS                              [Picture graphics of puzzle.]
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

SMALL CAP VALUE FUND seeks to achieve long-term capital appreciation by investing at least 65% of its total assets in the equity securities of SMALL CAPITALIZATION companies. A small capitalization company has a market capitalization of $1 billion or less at the time of the Fund's investment.


MID CAP VALUE FUND seeks to achieve long-term capital appreciation by investing at least 65% of its total assets in the equity securities of MEDIUM CAPITALIZATION companies. A medium capitalization company has a market capitalization between $1 billion and $10 billion at the time of the Fund's investment.


LARGE CAP VALUE FUND seeks to achieve long-term capital appreciation by investing at least 65% of its total assets in the equity securities of LARGE CAPITALIZATION companies. A large capitalization company has a market capitalization greater than $10 billion at the time of the Fund's investment.


VALUE FUND seeks to achieve long-term capital appreciation by investing at least 65% of its total assets in the equity securities of companies with varying market capitalizations.

INVESTMENT STRATEGIES

[Margin callout]

CONCEPT TO UNDERSTAND
----------------------------
PRICE/EARNINGS RATIO means the price of a stock dividend by the company's earnings per share.
----------------------------

VALUE INVESTING "Value Investing" provides investors with a less aggressive way to take advantage of growth opportunities of companies. Using the value approach of Cramer Rosenthal McGlynn, LLC (the "Adviser"), the Funds seek to invest in stocks that are less expensive than comparable companies, as determined by price/earnings ratios, cash flows or other measures. Value investing therefore may reduce risk while offering potential for capital appreciation as a stock gains favor among other investors and its stock price rises.

The Funds are managed by using the investment ideas that the Adviser has used for over twenty-five years. The Adviser relies on selecting individual stocks, and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The Adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow the company and recommend its purchase or sale to investors.

THE ADVISER'S PROCESS The Adviser starts by identifying early dynamic change in a company's operations, finances or management. This type of change tends to be important, and may not be appreciated or understood by other investors and lead to a drop in the company's stock price.


Once change is identified, the Adviser evaluates the company on several levels. It analyzes:


    o   Financial models based principally upon projected cash flows

    o The price of the company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company
    o   The extent of management's ownership interest in the company

    o The company's market by corroborating its observations and assumptions by meeting with management, customers and suppliers

By reviewing historical relationships and understanding the characteristics of a business, the Adviser establishes valuation parameters using relative ratios or target prices. In its overall assessment, the Adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24-month holding period.

An important function of the Adviser is to set a price target, that is, the price at which the stock will be sold when there has been no fundamental change in the investment case. The Adviser constantly monitors the companies in the Funds' portfolios to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the Adviser's investment professionals. A final decision on selling the stock is made after all such factors are analyzed.


INVESTMENT RISKS

GENERALLY An investment in each Fund is not by itself a complete or balanced investment program. Nevertheless, investing in equity securities with different capitalizations may be important for an investor seeking a diversified portfolio, particularly for a long-term investor able to tolerate short-term fluctuations in a Fund's net asset value.


Because the Adviser seeks securities that are undervalued by the market, there is a risk that the market will not recognize a security's intrinsic value for an unexpectedly long time, or that securities the Adviser believes are undervalued are actually priced appropriately due to intractable or fundamental problems that are not yet apparent.


SPECIFIC RISKS Because investing in small and medium size companies can entail more risk than investing in larger, more established companies, investing in the Small Cap Value Fund and Mid Cap Value Fund may entail the following risks:

     o More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks
     o Analysts and other investors typically follow these companies less actively
     o    Information about these companies is not always readily available
     o Large portions of the securities are traded in the over-the-counter markets or on a regional securities exchange making them thinly traded and potentially more volatile


For these and other reasons, the prices of small and mid-capitalization securities can fluctuate more significantly than the securities of larger companies. As a result, the net asset value of the shares of Small Cap Value Fund and Mid Cap Value Fund may exhibit a higher degree of volatility than the market averages.

YEAR 2000 Like other organizations around the world, the Funds could be adversely affected if the computer systems used by its various service providers (or the market in general) do not properly operate after January 1, 2000. The Funds are taking steps to address the Year 2000 issue with respect to the computer systems that they rely on. There can be no assurance, however, that these steps will be sufficient to avoid a temporary service disruption or any adverse impact on the Funds.

INVESTMENT POLICIES

Under normal conditions, each Fund will invest at least 65% of its total assets in equity securities. Equity securities may include common and preferred stock, convertible securities and warrants. Common stock represents an equity or ownership interest in a company. Although this interest often gives the owner the right to vote on measures affecting the company's organization and operations, the Funds do not intend to exercise control over the management of companies in which each invests. Common stocks have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term.

[Margin callout:]  CONCEPTS TO UNDERSTAND
          ----------------------------------------------------------------------
          COMMON STOCK represents an equity or ownership interest in a company. PREFERRED STOCK is stock that has a preference over common stock to the company's dividends (and thus greater potential for income) and whose value generally fluctuates less than common stock.
          CONVERTIBLE SECURITY is a security such as preferred stock or bonds that may be converted into a specified number of shares of common stock.
          WARRANT is an option to purchase an equity security at a specified price at any time during the warrant's life.]

In order to respond to adverse market, economic, political or other conditions, a Fund may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated in one of the two highest short-term rating categories by a nationally recognized statistical rating organization; or, if not rated, determined by the Adviser to be of comparable quality. The result of this action may be that the Fund will be unable to achieve its investment objectives.

MANAGEMENT                                        [Picture graphics of puzzle.]
--------------------------------------------------------------------------------

The business of The CRM Funds and each Fund is managed under the direction of the Board of Trustees. The Board formulates the general policies of the Funds and meets periodically to review the Funds' performance, monitor investment activities and practices, and discuss other matters affecting the Funds.
Additional information regarding the Trustees, as well as executive officers, may be found in the Statement of Additional Information ("SAI").

THE ADVISER

Cramer Rosenthal McGlynn, LLC, 707 Westchester Avenue, White Plains, New York 10604, serves as investment adviser to each Fund. Subject to the general control of the Board, the Adviser makes investment decisions for the Funds. For its services, the Adviser receives an advisory fee at an annual rate of 0.75% of the average daily net assets of each Fund.

The Adviser and its predecessors have managed investments in small and medium capitalization companies for over twenty-five years. As of the date of this prospectus, the Adviser has over $4.2 billion of assets under management.

MID CAP VALUE STYLE PERFORMANCE INFORMATION

The following reflects the historical performance of the portfolios of all private accounts managed by the Adviser that have investment objectives, policies and strategies substantially similar to that of Mid Cap Value Fund. This data does not reflect the performance of the Funds. This data compares the performance of these private accounts against the Russell Midcap(TM) Index. This performance data should not be considered as an indication of future performance of any Fund or of the Adviser.

           PERIOD                                               ADVISER(1)             RUSSELL MIDCAP INDEX(2)
           ---------------------------------------------------------------------------------------------------
           20 Years:  1/1/79-12/31/98                             17.39%                        17.32%
           15 Years:  1/1/84-12/31/98                             15.77%                        15.68%
           10 Years:  1/1/89-12/31/98                             16.32%                        16.69%
           5 Years:   1/1/94-12/31/98                             15.31%                        17.34%
           3 Years:   1/1/96-12/31/98                             18.62%                        19.12%
           1 Year:    1/1/98-12/31/98                             4.51%                         10.10%

(1) These results are a dollar weighted composite of tax-exempt, fully discretionary, separately managed accounts that are over $1 million in size and were under the Adviser's and its predecessor's management for at least 3 months. As of December 31, 1998, the composite consists of 67 accounts with $1.51 billion in assets (73% of tax-exempt equity assets and 42% of all equity assets) and has been calculated in accordance with standards set by the Association for Investment
         Management and Research (AIMR), since January 1, 1989. The Funds' performance will be calculated using the method required by the SEC, which differs from the method used to calculate the performance of the private accounts. The composite does not reflect all of the assets under the Adviser's management and may not accurately reflect the performance of all accounts it manages. The separately managed accounts in the composite are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed by the 1940 Act or Internal Revenue Code. All returns reflect the deduction of advisory fees, brokerage commissions and execution costs paid by the Adviser's private accounts, without provision for federal or state income taxes. The net effect of the deduction of the operating expenses of the Funds on the annualized performance, including the effect of compounding over time, may be substantial. Consequently, the performance results for the accounts could have been adversely affected if the accounts included in the composite had been regulated as an investment company under the federal securities laws. In addition, the Funds' returns would be reduced to the extent their fees and expenses are higher than the fees and expenses incurred by the private accounts.
(2) As of the latest reconstitution, the average market capitalization of the Russell MidcapTM Index was approximately $6.52 billion; the median market capitalization was approximately $2.78 billion. The largest company in the index had an approximate market capitalization of $26.78 billion.

PORTFOLIO MANAGERS

The day-to-day management of the Funds is shared by a team of individuals employed by the Adviser. Ronald H. McGlynn and Jay B. Abramson are responsible for the management of each Fund. In addition, Michael A. Prober is part of the team responsible for the management of Mid Cap Value Fund and Scott L. Scher is part of the team responsible for the management of Small Cap Value Fund. Each portfolio manager's business experience and educational background is as follows:

RONALD H. MCGLYNN President and Chief Executive Officer since 1983 and Co-Chief Investment Officer of the Adviser. He has been with the Adviser for twenty-five years and is responsible for investment policy, portfolio management and investment research. Prior to his association with the Adviser, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an M.B.A. from Columbia University.


JAY B. ABRAMSON, CPA Executive Vice President since 1989 and Director of Research and Co-Chief Investment Officer of the Adviser. He has been with the Adviser for twelve years and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

MICHAEL A. PROBER Vice President of the Adviser since 1993 where he is responsible for investment research. Prior to joining the Adviser in 1993, he worked in corporate finance and commercial banking at Chase Manhattan Bank and as a Research Analyst for Alpha Capital Venture Partners. Mr. Prober received a B.B.A. from the University of Michigan and an M.M. from the Northwestern University J.L. Kellogg Graduate School of Management.

SCOTT L. SCHER, CFA Vice President of the Adviser since 1995 where he is responsible for investment research. Prior to joining the Adviser in 1995, he worked as an analyst/portfolio manager at The Prudential from 1988. Mr. Scher received a B.A. from Harvard College, an M.B.A. from Columbia Business School and is a Chartered Financial Analyst.

OTHER SERVICE PROVIDERS

The Forum Financial Group ("Forum") of companies provide various services to the Funds. As of December 31, 1998, Forum provided administration and distribution services to investment companies and collective investment funds with assets of approximately $66.2 billion.

Forum Fund Services, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of the Funds' shares. The distributor acts as the agent of The CRM Funds in connection with the offering of shares of the Funds. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of shares of the Funds.

Forum Shareholder Services, LLC (the "Transfer Agent") is the Funds' transfer agent.

FUND EXPENSES

The Funds pay for all of their expenses. Each Fund's expenses are comprised of expenses attributable to the particular Fund as well as expenses not attributable to any particular Fund that are allocated among the Funds. The Adviser or other service providers may voluntarily waive all or any portion of their fees, which are accrued daily and paid monthly. Any waiver would have the effect of increasing a Fund's performance for the period during which the waiver was in effect and may not be recouped at a later date.


The Adviser has voluntarily undertaken to waive its fees or assume certain expenses of each Fund in order to limit the Funds' expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 1.15% or less of the average daily net assets of the Funds. This undertaking may be terminated at any time.

YOUR ACCOUNT                            [Picture graphics of puzzle.]
--------------------------------------------------------------------------------

HOW TO CONTACT THE FUNDS

[Margin callout]
-----------------------------------
Write to us at:
         The CRM Funds
         P.O. Box 446
         Portland, ME  04112

Telephone us at:

         (800) CRM-2883 or (800) 844-8258 (Toll Free)
         (207) 822-6614 (International Points)

E-Mail us at:
         www.crmfunds.com


Wire investments (or ACH payments) to us at:
         BankBoston Boston, Massachusetts ABA #011000390 For Credit to:
                  Forum  Shareholder  Services,  LLC
                  Account # 541-54171
                  The CRM Funds
                  (Your Name goes on this line)
                  (Your Account  Number goes on this line)
                  (Your Social Security number or tax identification number goes on this line)
-----------------------------

GENERAL INFORMATION

You pay no sales charge to purchase or sell (also called "redeem") shares of a Fund. Shares are purchased and sold by the Funds at the next share price (also called "net asset value" or "NAV" per share) calculated after a transaction is received in good order by the Transfer Agent. For instance, if your purchase request is received in proper form after 4 p.m., your transaction will be priced at the next day's NAV. The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds do not issue share certificates.


You will receive annual statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account immediately upon receipt of confirmations.

The Funds reserve the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED The net asset value per share of each Fund is calculated as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed, normally, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The time at which NAV is calculated may be changed in case of an emergency or if the New York Stock Exchange closes early. A Fund's NAV is determined by dividing the value of the Fund's assets by the number of shares outstanding. Securities for which market quotations are readily available are valued at current market value. If market quotations are not readily available, then securities are valued at estimated fair value.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Funds. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be in U.S. dollars and checks must be drawn on U.S. banks.


         CHECKS For individual or Uniform Gift to Minors Act ("UGMA") accounts, the check must be made payable to "The CRM Funds" or to one or more owners of the account and endorsed to "The CRM Funds." For all other accounts, the check must be made payable on its face to "The CRM Funds." No other method of check payment is acceptable (for instance, payment by travelers checks is prohibited).

         ACH PAYMENT Instruct your financial institution to make an ACH (automated clearinghouse) payment to us. These payments typically take two days. Your financial institution may charge you a fee for this service.

         WIRES Instruct your financial institution to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS Following are the minimum investments accepted by the Funds:

                                                  ------------------------- --------------------------
                                                      MINIMUM INITIAL          MINIMUM ADDITIONAL
                                                         INVESTMENT                INVESTMENT
           -------------------------------------- ------------------------- --------------------------

           Standard Minimums                             $1,000,000                  $20,000
           -------------------------------------- ------------------------- --------------------------
           Traditional and Roth IRA Accounts               $2,000                     $100
           -------------------------------------- ------------------------- --------------------------
           With Automatic Investment Plans                 $2,000                     $100

           -------------------------------------- ------------------------- --------------------------

ACCOUNT REQUIREMENTS

------------------------------------------------------------ ---------------------------------------------------------
                      TYPE OF ACCOUNT                                              REQUIREMENT
------------------------------------------------------------ ---------------------------------------------------------
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS           o    Joint accounts can have two or more owners
Individual accounts are owned by one person, as are sole          (tenants)
proprietorship accounts.                                     o    Instructions must be signed by all persons
                                                                  required to sign (you choose who must sign)
                                                                  exactly as their names appear on the account
------------------------------------------------------------ ---------------------------------------------------------
GIFTS OR TRANSFERS TO A MINOR  (UGMA,  UTMA)                 o    Depending on state laws,  you can set up a custodial
These custodial accounts provide a way to give money              account  under the  Uniform  Gift to Minors
to a child and obtain tax  benefits.  An individual can           Act or the Uniform  Transfers to Minors Act
give up  to $10,000 a year per child without paying          o    The trustee must sign  instructions in a manner
Federal gift tax.                                                 indicating trustee capacity
------------------------------------------------------------ ---------------------------------------------------------

CORPORATIONS AND PARTNERSHIPS                                o    For corporations, provide a corporate resolution
                                                                  signed by an authorized person with a signature
                                                                  guarantee
                                                             o    For partnerships, provide a certification for
                                                                  a partnership agreement, or the pages from the
                                                                  partnership agreement that identify the general
                                                                  partners

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

TRUSTS                                                       o    The trust must be established before an
                                                                  account can be opened
                                                             o    Provide a certification for trust, or the
                                                                  pages from the trust document that identify the
                                                                  trustees

------------------------------------------------------------ ---------------------------------------------------------


18

INVESTMENT PROCEDURES

------------------------------------------------------------ ---------------------------------------------------------
                    TO OPEN AN ACCOUNT                                        TO ADD TO YOUR ACCOUNT
------------------------------------------------------------ ---------------------------------------------------------

BY CHECK                                                     BY CHECK

o        Call or write us for an account application         o       Fill out an investment slip from a
o        Complete the application                                    confirmation or statement Or
o        Mail us your application and a check                o       Write a letter to us
                                                             o       Write your account number on your check.
BY WIRE                                                      o       Mail us the slip (or your letter) and a check
o        Call or write us for an account application
o        Complete the application                            BY WIRE
o        Call us                                             o       Call to notify us of your incoming wire
o        You will be assigned an account number              o       Instruct your bank to wire your money to us
o        Mail us your application
o        Instruct your bank to wire your money to us


BY ACH PAYMENT
o        Call or write us for an account application         BY AUTOMATIC INVESTMENt
o        Complete the application                            o       Call or write us for an "Automatic Investment
o        Call us                                                     Plan" form
o        You will be assigned an account number              o       Complete the form
o        Mail us your application                            o       Attach a voided check to your form
o        Instruct your bank to initiate an ACH payment       o       Mail us the form

------------------------------------------------------------ ---------------------------------------------------------


AUTOMATIC INVESTMENTS You may invest a specified amount of money in a Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Automatic investments must be for at least $100.


LIMITATIONS ON PURCHASES The Funds reserve the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Funds or their operations. This includes those from any individual or group who, in the Funds' view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the Funds within a calendar year).

CANCELED OR FAILED PAYMENTS Checks and ACH transfers are accepted at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Funds or the Transfer Agent, and the Funds may redeem shares you own in the account (or another identically registered account in any Fund) as reimbursement. The Funds and their agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Redemption orders are processed promptly and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If the Fund has not yet collected payment for the shares you are selling, however, it may delay sending redemption proceeds for up to 15 calendar days.

--------------------------------------------------------------------------------
                        TO SELL SHARES FROM YOUR ACCOUNT
--------------------------------------------------------------------------------
BY MAIL
o        Prepare a written request including:
o        Your name(s) and signature(s)
o        Your account number
o        The Fund name
o        The dollar amount or number of shares you want to sell
o        How and where to send the redemption proceeds
o        Obtain a signature guarantee (if required)
o        Obtain other documentation (if required)
o        Mail us your request and documentation
BY WIRE
o        Wire redemptions are only available if:
o        You have elected wire redemption privileges AND
o        Your redemption is for $10,000 or more
o Call us with your request (if you have elected telephone redemption privileges - See "By Telephone") Or
o        Mail us your request (See "By Mail") BY TELEPHONE
o        Telephone redemptions are only available if you have elected telephone redemption privileges.
o        Call us with your request
o        Provide the following information:
o        Your account number
o        Exact name(s) in which account is registered
o        Additional form of identification
o        Redemption proceeds will be:
o        Mailed to you Or
o        Wired to you (if you have elected wire redemption privileges - See
         "By Wire"))
AUTOMATICALLY
o        Call or write us for an "Automatic Redemption" form
o        Attach a voided check to your form
o        Mail us your form
--------------------------------------------------------------------------------

TELEPHONE REDEMPTION PRIVILEGES You may only redeem your shares by telephone if you elect telephone redemption privileges on your account application or by completing a separate form. You may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

WIRE REDEMPTION PRIVILEGES You may only redeem your shares by wire if you elect wire redemption privileges on your account application or by completing a separate form. The minimum amount that may be redeemed by wire is $10,000. If you wish to request a wire redemption by telephone, you must also elect telephone redemption privileges.

AUTOMATIC REDEMPTIONS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Automatic redemptions must be for at least $250.


SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Funds against fraud, signatures on certain requests must have a "signature guarantee." For requests made in writing, a signature guarantee is required for any of the following:


     o   Sales of over $50,000 worth of shares
     o   Changes to a shareholder's record name or address
     o Redemptions from an account for which the address or account registration has changed within the last 30 days
     o Sending redemption proceeds to any person, address, brokerage firm or bank account not on record
     o Sending redemption proceeds to an account with a different registration (name or ownership) from yours
     o Changes to automatic investment or redemption, distribution, telephone redemption or exchange option or any other election in connection with your account

A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public.


SMALL ACCOUNTS If the value of your account falls below $1,000,000 ($2000 for IRAs or automatic investment plans), the Fund may ask you to increase your balance. If the account value is still below $1,000,000 after 60 days, the Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND The Funds reserve the right to make "redemptions in kind" -- payments of redemption proceeds in portfolio securities rather than cash --if the amount redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The Transfer Agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.


EXCHANGE PRIVILEGES

You may sell your Fund shares and buy shares of another Fund (an "exchange") by telephone or in writing. You may also exchange Fund shares for Institutional Service Shares of Daily Assets Government Fund, a money market fund. Because exchanges are treated as a sale and purchase, they may have tax consequences.

REQUIREMENTS Exchanges may be made only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but the Funds reserve the right to limit exchanges. See "Buying Shares - Limitation on Purchases."

--------------------------------------------------------------------------------
                                HOW TO EXCHANGE
--------------------------------------------------------------------------------
BY MAIL
o   Prepare a written request including:
     o   Your name(s) and signature(s)
     o   Your account number
     o The names of the Funds from which you are exchanging and into which you are exchanging
     o   The dollar amount or number of shares you want to sell (and exchange)
o If opening a new account, complete an account application if you are requesting different shareholder privileges

o   Mail us your request and documentation
BY TELEPHONE
o Telephone exchanges are only available if you have elected telephone redemption privileges
o   Call us with your request
o   Provide the following information:
     o   Your account number
     o   Exact name(s) in which account is registered
     o   Additional form of identification
--------------------------------------------------------------------------------

RETIREMENT ACCOUNTS

The Fund's offer IRA accounts, including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, investors should consult their tax advisors. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

        [Picture graphics of puzzle.]          OTHER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTIONS

Small Cap Value Fund, Mid Cap Value Fund and Value Fund distribute their net investment income annually. Large Cap Value Fund distributes its net investment income quarterly. Any net capital gain realized by a Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

Each Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise tax.

The Funds' distributions of net investment income (which include net short-term capital gains) are taxable to shareholders as ordinary income. The Funds' distributions of net capital gains are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares.

Distributions will reduce the net asset value of the Funds' shares by the amount of the distribution. Furthermore, a distribution made shortly after the purchase of shares, although in effect a return of capital, will still be taxable to the shareholder in the manner described above.

Shareholders will incur a capital gain or loss when they sell their shares. The amount of this gain or loss is calculated based on the amount paid for the shares and the value of the shares upon redemption.

Reports containing appropriate information with respect to the Federal income tax status of distributions paid during the year by a Fund will be mailed to shareholders after the close of each year.

For further information about the tax effects of investing in a Fund, please see the SAI.


ORGANIZATION

The CRM Funds is a Delaware business trust that is registered with the SEC as an open-end, management investment company (a "mutual fund"). The Funds are the only four series of The CRM Funds. It is not intended that meetings of shareholders be held except when required by Federal or Delaware law and all shareholders of each Fund are entitled to vote at shareholders' meetings unless a matter is determined to affect only a specific Fund (such as approval of an advisory agreement for a Fund.) From time to time, large shareholders may control a Fund or The CRM Funds.

   [Picture graphics of puzzle.]                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table reflects the Funds' financial performance. Information is not included for Large Cap Value Fund or Value Fund as no Institutional Shares of those Funds were outstanding as of September 30, 1998. Total return in the table represents the rate an investor would have earned (or lost) on an investment in a Fund (assuming the reinvestment of all distributions). This information has been audited by Ernst & Young, LLP. The Funds' financial statements and the auditor's report are included in the Annual Report, and may be obtained without charge.


                                                    SMALL           MID CAP
                                                     CAP             VALUE
                                                    VALUE             FUND
                                                     FUND
                                                    ----------      ----------
                                                    Year            Year
                                                      Ended           Ended
                                                    9/30/98(1)      9/30/98(1)
                                                    ----------      ----------
SELECTED DATA FOR A SINGLE SHARE

Beginning Net Asset Value                            $15.99          $10.00
Income From Investment Operations
     Net gains (losses)                               0.01            0.05
 On securities (realized and unrealized)             (2.28)          (0.38)
Total From Investment Operations                     (2.27)          (0.33)
Less Distributions From
     Net investment income                              -               -
     Capital gains                                      -               -
Total Distributions                                     -               -
Ending Net Asset Value                               $13.72           $9.67

OTHER INFORMATION
Ratios to Average Net Assets:

     Expenses                                       1.15%(2)        1.15%(2)
     Expenses (excluding reimbursements and         1.23%(2)        4.16%(2)
         waivers)
     Net Investment Income                          0.08%(2)        0.84%(2)
Total Return                                        (14.20)%         (3.30)%
Portfolio Turnover Rate                              57.32%          77.75%

Net Assets at End of Period (in thousands)           $48,246         $5,338


(1) Institutional Shares of the Funds commenced operations on the following dates: Small Cap Value Fund, January 27, 1998; and Mid Cap Value Fund, January 6, 1998.
(2)  Annualized.


FOR MORE INFORMATION                                                                      LOGO

The following documents are available free upon request:

                                                                                  SMALL CAP VALUE FUND
                        ANNUAL/SEMI-ANNUAL REPORTS                                 MID CAP VALUE FUND
  Additional information about the Funds' investments is available in the         LARGE CAP VALUE FUND
                       Funds' annual and semi-annual                                   VALUE FUND
  reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performances during their last fiscal year.

                STATEMENT OF ADDITIONAL INFORMATION ("SAI") The SAI provides more detailed information about the Funds and is incorporated by reference.
                           into this Prospectus.
    You can get free copies of both reports and the SAI, request other information and discuss your questions about the Funds by contacting your broker or the Funds at:

                               The CRM Funds
                            Two Portland Square
                           Portland, Maine 04101
                               800-CRM-2883
                               800-844-8258
                               207-822-6614

  You can also review the Funds' reports and SAIs at the Public Reference
   Room of the Securities and Exchange Commission. You can get text-only copies, for a fee, by writing to or calling the following:
                                                                             The CRM Funds
                           Public Reference Room                             P.O. Box 446
                    Securities and Exchange Commission                       Portland, ME 04112
                        Washington, D.C. 20549-6009                          800-CRM-2883
                          Telephone: 800-SEC-0330                            800-844-8258
                                                                             207-822-6614
    Free                    copies are available from the Commission's  Internet
                            website at http://www.sec.gov.
                                                                                        Web Site:
                                                                                    www.crmfunds.com

                 Investment Company Act File No. 811-9034.



                                                  ------------------------------
                                                       PROSPECTUS
                                                  ------------------------------
                                                      FEBRUARY 1, 1999

 C R M
-------
 FUNDS
-------

Each of these Funds seeks long-                     SMALL CAP VALUE FUND
term capital appreciation by                         MID CAP VALUE FUND
investing primarily in equity                       LARGE CAP VALUE FUND
securities, using a value-oriented                       VALUE FUND
approach. Shares of the Fund
are offered to investors without                      INVESTOR SHARES
any sales charge or Rule 12b-1
(distribution) fees.

The Securities and Exchange Commission
has not approved or disapproved any
Fund's shares or determined whether this prospetus is accurate or complete.
Any representation to the contrary is a
criminal offense.




[Picture graphics of a hand putting together a puzzle of paper money.

    [Picture graphics of puzzle.]                TABLE OF CONTENTS
--------------------------------------------------------------------------------


         RISK/RETURN SUMMARY                                          2

         PERFORMANCE                                                  4

         FEE TABLES                                                   6

         INVESTMENT OBJECTIVES, STRATEGIES AND RISKS                  8

         MANAGEMENT                                                   12


         YOUR ACCOUNT                                                 16


                  How to Contact the Funds                            16
                  General Information                                 16
                  Buying Shares                                       17
                  Selling Shares                                      20
                  Exchange Privileges                                 23
                  Retirement Accounts                                 24

         OTHER INFORMATION                                            25

         FINANCIAL HIGHLIGHTS                                         27

RISK/RETURN SUMMARY                     [Picture graphics of puzzle.]
--------------------------------------------------------------------------------

THE INVESTMENT GOAL OF EACH FUND -- Long-term capital appreciation

SMALL CAP VALUE FUND
         [Margin callout:  CONCEPT TO UNDERSTAND

         MARKET CAPITALIZATION of a company means the value of the company's common stock in the stock market. VALUE INVESTING means to invest in stocks whose prices are low relative to comparable companies.]

PRINCIPAL INVESTMENT STRATEGY Using a value-oriented approach, the Fund invests primarily in equity securities of companies the market value of which is $1 billion or less at the time of the investment.


MID CAP VALUE FUND


PRINCIPAL INVESTMENT STRATEGY Using a value-oriented approach, the Fund invests primarily in equity securities of companies the market value of which is between $1 billion and $10 billion at the time of the investment.


LARGE CAP VALUE FUND


PRINCIPAL INVESTMENT STRATEGY Using a value-oriented approach, the Fund invests primarily in equity securities of companies the market value of which is $10 billion or more at the time of the investment.


VALUE FUND


PRINCIPAL INVESTMENT STRATEGY Using a value-oriented approach, the Fund invests primarily in equity securities of companies with varying market capitalizations.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

You could lose money on your investment in a Fund, or the Fund could underperform other investments, if any of the following occurs:

     o   The stock market goes down
     o   Value stocks fall out of favor with the stock market
     o The stock market continues to undervalue the stocks in the Funds' portfolios
     o The investment adviser's judgment as to the value of a stock proves to be wrong


WHO MAY WANT TO INVEST IN THE FUNDS

The Funds may be appropriate for investors who:


     o Are willing to tolerate significant changes in the value of their investment
     o   Are pursuing a long-term goal
     o Are willing to accept higher short-term risk for higher potential long-term returns


The Funds may NOT be appropriate for investors who:

     o Want an investment that pursues market trends or focuses only on particular sectors or industries
     o   Need  regular  income or  stability of principal
     o   Are pursuing a short-term goal or investing emergency reserves

      PERFORMANCE                             [Picture graphics of puzzle.]
--------------------------------------------------------------------------------

The following chart illustrates the variability of the Funds' returns. This chart and the following tables provide some indication of the risks of investing in the Funds by showing changes in the Funds' performance from year to year (if the Fund has operated more than one year) and how the Funds' returns compare to a broad measure of market performance. PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.


SMALL CAP VALUE FUND

The following chart shows the annual total returns for each full calendar year shares of the Fund have operated.


                     [EDGAR REPRESENTATION OF GRAPH CHART]


Period                        Average Annual Total Return
------                        ---------------------------
1/1/96 - 12/31/96              38.95%
1/1/97 - 12/31/97              21.73%
1/1/98 - 12/31/98             -12.21%



During the periods shown in the chart, the highest quarterly return was 17.44% (for the quarter ended June 30, 1997) and the lowest quarterly return was -22.80% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Russell 2000 Index.

--------------------------------------------------------------------------------
 YEAR(S)                               SMALL CAP VALUE FUND   RUSSELL 2000 INDEX
 1 Year (1998)                               -12.21%                -2.24%
 Since Inception (10/1/95-12/31/98)           15.40%                11.45%
--------------------------------------------------------------------------------
The Russell 2000(R)Index is a market weighted index composed of 2000 companies with market capitalizations from $50 million to $1.8 billion. The Index is unmanaged and reflects the reinvestment of dividends.


LARGE CAP VALUE FUND


The Fund has not been in operation for a full calendar year. The following table compares the Fund's total return since inception as of December 31, 1998 to the S&P 500 Index.

--------------------------------------------------------------------------------
 YEAR                                  LARGE CAP VALUE FUND       S&P 500 INDEX
 Since Inception (8/25/98-12/31/98)           15.31%                  10.42%
--------------------------------------------------------------------------------

The S&P 500(R)Index is the Standard & Poor's 500(R)Index, a widely recognized, unmanaged index of common stock prices. The S&P 500 figures assume reinvestment of all dividends paid by stocks included in the Index.


VALUE FUND

The Fund has not been in operation for a full calendar year. The following table compares the Fund's total return since inception as of December 31, 1998 to the S&P 500 Index.

--------------------------------------------------------------------------------
 YEAR                                 VALUE FUND        S&P 500 INDEX
 Since Inception (1/6/98-12/31/98)      9.52%               28.58%
--------------------------------------------------------------------------------

          FEE TABLES               [Picture graphics of puzzle.]
--------------------------------------------------------------------------------

The following tables describe the various fees and expenses that you will bear if you invest in a Fund.

Shareholder transaction expenses are charges you pay when buying, selling or exchanging shares of a Fund. Operating expenses, which include fees and expenses for the Adviser and shareholder services, are paid out of a Fund's assets and are factored into a Fund's share price rather than charged directly to shareholder accounts.

--------------------------------------------------------------------------------------------------
           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------------------------
                Maximum Sales Charge (Load) Imposed on Purchases                       None
                Maximum Sales Charge (Load) Imposed on Reinvested                      None

           Distributions

                Maximum Deferred Sales Charge (Load)                                   None
                Redemption Fee                                                         None
                Exchange Fee                                                           None
           Maximum Account Fee                                                         $0(1)

--------------------------------------------------------------------------------------------------
           ANNUAL FUND OPERATING EXPENSES (2)
--------------------------------------------------------------------------------------------------
           (as a percentage of net assets)

           SMALL CAP VALUE FUND
                Advisory fees                                                          0.75%
                Distribution (12b-1 fees)                                              None
                Other expenses                                                         0.63%
                Total annual fund operating expenses                                   1.38%

           MID CAP VALUE FUND (3)
                Advisory fees                                                          0.75%
                Distribution (12b-1 fees)                                              None
                Other expenses                                                         0.75%
                Total annual fund operating expenses                                   1.50%

           LARGE CAP VALUE FUND
                Advisory fees                                                          0.75%
                Distribution (12b-1 fees)                                              None
                Other expenses                                                         3.20%
                Total annual fund operating expenses                                   3.95%
           VALUE FUND
                Advisory fees                                                          0.75%
                Distribution (12b-1 fees)                                              None
                Other expenses                                                         2.47%
                Total annual fund operating expenses                                   3.22%

(1)  IRA accounts are subject to an annual $10 maintenance fee.
(2) The Adviser has voluntarily undertaken to waive a portion of its fees and assume certain expenses of each Fund to the extent that total annual fund operating expenses exceed 1.50% of net assets. This undertaking may be terminated by the Adviser at any time.
(3) As of September 30, 1998, Investor Shares of this Fund were not being offered for sale. Operating expenses shown are estimates.

The following is a hypothetical example intended to help you compare the cost of investing in each Fund to the cost of investing in other mutual funds. This example assumes a $10,000 investment in a Fund, a 5% annual return, the Fund's operating expenses remain the same as stated in the table above, reinvestment of all distributions and redemption at the end of each period. Although your actual costs may be higher or lower, under these assumptions your costs would be:


                               ---------------- ----------------- ---------------- -----------------
                                  SMALL CAP      MID CAP VALUE       LARGE CAP
                                 VALUE FUND           FUND          VALUE FUND        VALUE FUND
           ------------------- ---------------- ----------------- ---------------- -----------------

           After 1 year             $140              $153             $397              $325
           ------------------- ---------------- ----------------- ---------------- -----------------
           After 3 years            $437              $474            $1,204             $992
           ------------------- ---------------- ----------------- ---------------- -----------------
           After 5 years            $755              N/A               N/A             $1,683
           ------------------- ---------------- ----------------- ---------------- -----------------
           After 10 years          $1,659             N/A               N/A             $3,528

           ------------------- ---------------- ----------------- ---------------- -----------------

INVESTMENT OBJECTIVES,
STRATEGIES AND RISKS                    [Picture graphics of puzzle.]
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES


SMALL CAP VALUE FUND seeks to achieve long-term capital appreciation by investing at least 65% of its total assets in the equity securities of SMALL CAPITALIZATION companies. A small capitalization company has a market capitalization of $1 billion or less at the time of the Fund's investment.


MID CAP VALUE FUND seeks to achieve long-term capital appreciation by investing at least 65% of its total assets in the equity securities of MEDIUM CAPITALIZATION companies. A medium capitalization company has a market capitalization between $1 billion and $10 billion at the time of the Fund's investment.

LARGE CAP VALUE FUND seeks to achieve long-term capital appreciation by investing at least 65% of its total assets in the equity securities of LARGE CAPITALIZATION companies. A large capitalization company has a market capitalization greater than $10 billion at the time of the Fund's investment.

VALUE FUND seeks to achieve long-term capital appreciation by investing at least 65% of its total assets in the equity securities of companies with varying market capitalizations.

INVESTMENT STRATEGIES
        [Margin callout:]  CONCEPTS TO UNDERSTAND

        PRICE/EARNINGS RATIO means the price of a stock divided by the company's earnings per share.]

VALUE INVESTING "Value Investing" provides investors with a less aggressive way to take advantage of growth opportunities of companies. Using the value approach of Cramer Rosenthal McGlynn, LLC (the "Adviser"), the Funds seek to invest in stocks that are less expensive than comparable companies, as determined by price/earnings ratios, cash flows or other measures. Value investing therefore may reduce risk while offering potential for capital appreciation as a stock gains favor among other investors and its stock price rises.

The Funds are managed by using the investment ideas that the Adviser has used for over twenty-five years. The Adviser relies on selecting individual stocks, and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The Adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow the company and recommend its purchase or sale to investors.

THE ADVISER'S PROCESS The Adviser starts by identifying early dynamic change in a company's operations, finances or management. This type of change tends to be important, and may not be appreciated or understood by other investors and lead to a drop in the company's stock price.


Once change is identified, the Adviser evaluates the company on several levels. It analyzes:


     o   Financial models based principally upon projected cash flows
     o The price of the company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company
     o   The extent of management's ownership interest in the company
     o The company's market by corroborating its observations and assumptions by meeting with management, customers and suppliers

By reviewing historical relationships and understanding the characteristics of a business, the Adviser establishes valuation parameters using relative ratios or target prices. In its overall assessment, the Adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24-month holding period.

An important function of the Adviser is to set a price target, that is, the price at which the stock will be sold when there has been no fundamental change in the investment case. The Adviser constantly monitors the companies in the Funds' portfolios to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the Adviser's investment professionals. A final decision on selling the stock is made after all such factors are analyzed.


INVESTMENT RISKS

GENERALLY An investment in each Fund is not by itself a complete or balanced investment program. Nevertheless, investing in equity securities with different capitalizations may be important for an investor seeking a diversified portfolio, particularly for a long-term investor able to tolerate short-term fluctuations in a Fund's net asset value.

Because the Adviser seeks securities that are undervalued by the market, there is a risk that the market will not recognize a security's intrinsic value for an unexpectedly long time, or that securities the Adviser believes are undervalued are actually priced appropriately due to intractable or fundamental problems that are not yet apparent.

SPECIFIC RISKS Because investing in small and medium size companies can entail more risk than investing in larger, more established companies, investing in the Small Cap Value Fund and Mid Cap Value Fund may entail the following risks:

     o More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks
     o Analysts and other investors typically follow these companies less actively
     o    Information about these companies is not always readily available
     o Large portions of the securities are traded in the over-the-counter markets or on a regional securities exchange making them thinly traded and potentially more volatile

For these and other reasons, the prices of small and mid-capitalization securities can fluctuate more significantly than the securities of larger companies. As a result, the net asset value of the shares of Small Cap Value Fund and Mid Cap Value Fund may exhibit a higher degree of volatility than the market averages.

YEAR 2000 Like other organizations around the world, the Funds could be adversely affected if the computer systems used by its various service providers (or the market in general) do not properly operate after January 1, 2000. The Funds are taking steps to address the Year 2000 issue with respect to the computer systems that they rely on. There can be no assurance, however, that these steps will be sufficient to avoid a temporary service disruption or any adverse impact on the Funds.

INVESTMENT POLICIES

Under normal conditions, each Fund will invest at least 65% of its total assets in equity securities. Equity securities may include common and preferred stock, convertible securities and warrants. Common stock represents an equity or ownership interest in a company. Although this interest often gives the owner the right to vote on measures affecting the company's organization and operations, the Funds do not intend to exercise control over the management of companies in which each invests. Common stocks have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term.

         [Margin callout:]  CONCEPTS TO UNDERSTAND

          COMMON STOCK represents an equity or ownership interest in a company. PREFERRED STOCK is stock that has a preference over common stock to the company's dividends (and thus greater potential for income) and whose value generally fluctuates less than common stock.
          CONVERTIBLE SECURITY is a security such as preferred stock or bonds that may be converted into a specified number of shares of common stock.
          WARRANT is an option to purchase an equity security at a specified price at any time during the warrant's life.]

In order to respond to adverse market, economic, political or other conditions, a Fund may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated in one of the two highest short-term rating categories by a nationally recognized statistical rating organization; or, if not rated, determined by the Adviser to be of comparable quality. The result of this action may be that the Fund will be unable to achieve its investment objectives.

          MANAGEMENT               [Picture graphics of puzzle.]
--------------------------------------------------------------------------------

The business of The CRM Funds and each Fund is managed under the direction of the Board of Trustees. The Board formulates the general policies of the Funds and meets periodically to review the Funds' performance, monitor investment activities and practices, and discuss other matters affecting the Funds.
Additional information regarding the Trustees, as well as executive officers, may be found in the Statement of Additional Information ("SAI").


THE ADVISER

Cramer Rosenthal McGlynn, LLC, 707 Westchester Avenue, White Plains, New York 10604, serves as investment adviser to each Fund. Subject to the general control of the Board, the Adviser makes investment decisions for the Funds. For its services, the Adviser receives an advisory fee at an annual rate of 0.75% of the average daily net assets of each Fund.

The Adviser and its predecessors have managed investments in small and medium capitalization companies for over twenty-five years. As of the date of this prospectus, the Adviser has over $4.2 billion of assets under management.


MID CAP VALUE STYLE PERFORMANCE INFORMATION

The following reflects the historical performance of the portfolios of all private accounts managed by the Adviser that have investment objectives, policies and strategies substantially similar to that of Mid Cap Value Fund. This data does not reflect the performance of the Funds. This data compares the performance of these private accounts against the Russell Midcap(TM) Index. This performance data should not be considered as an indication of future performance of any Fund or of the Adviser.

           ---------------------------------------------------------------------------------------------------
           PERIOD                                               ADVISER(1)             RUSSELL MIDCAP INDEX(2)
           ---------------------------------------------------------------------------------------------------
           20 Years:  1/1/79-12/31/98                             17.39%                        17.32%
           15 Years:  1/1/84-12/31/98                             15.77%                        15.68%
           10 Years:  1/1/89-12/31/98                             16.32%                        16.69%
           5 Years:   1/1/94-12/31/98                             15.31%                        17.34%
           3 Years:   1/1/96-12/31/98                             18.62%                        19.12%
           1 Year:    1/1/98-12/31/98                             4.51%                         10.10%

(1) These results are a dollar weighted composite of tax-exempt, fully discretionary, separately managed accounts that are over $1 million in size and were under the Adviser's and its predecessor's management for at least 3 months. As of December 31, 1998, the composite consists of 67 accounts with $1.51 billion in assets (73% of tax-exempt equity assets and 42% of all equity assets) and has been calculated in accordance with standards set by the Association for Investment
         Management and Research (AIMR), since January 1, 1989. The Funds' performance will be calculated using the method required by the SEC, which differs from the method used to calculate the performance of the private accounts. The composite does not reflect all of the assets under the Adviser's management and may not accurately reflect the performance of all accounts it manages. The separately managed accounts in the composite are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed by the 1940 Act or Internal Revenue Code. All returns reflect the deduction of advisory fees, brokerage commissions and execution costs paid by the Adviser's private accounts, without provision for federal or state income taxes. The net effect of the deduction of the operating expenses of the Funds on the annualized performance, including the effect of compounding over time, may be substantial. Consequently, the performance results for the accounts could have been adversely affected if the accounts included in the composite had been regulated as an investment company under the federal securities laws. In addition, the Funds' returns would be reduced to the extent their fees and expenses are higher than the fees and expenses incurred by the private accounts.
(2) The Russell Midcap (TM) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 35% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization of the Russell MidcapTM Index was approximately $6.52 billion; the median market capitalization was approximately $2.78 billion. The largest company in the index had an approximate market capitalization of $26.78 billion.


PORTFOLIO MANAGERS

The day-to-day management of the Funds is shared by a team of individuals employed by the Adviser. Ronald H. McGlynn and Jay B. Abramson are responsible for the management of each Fund. In addition, Michael A. Prober is part of the team responsible for the management of Mid Cap Value Fund and Scott L. Scher is part of the team responsible for the management of Small Cap Value Fund. Each portfolio manager's business experience and educational background is as follows:

RONALD H. MCGLYNN President and Chief Executive Officer since 1983 and Co-Chief Investment Officer of the Adviser. He has been with the

Adviser for twenty-five years and is responsible for investment policy, portfolio management and investment research. Prior to his association with the Adviser, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an M.B.A. from Columbia University.

JAY B. ABRAMSON, CPA Executive Vice President since 1989 and Director of Research and Co-Chief Investment Officer of the Adviser. He has been with the Adviser for twelve years and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

MICHAEL A. PROBER Vice President of the Adviser since 1993 where he is responsible for investment research. Prior to joining the Adviser in 1993, he worked in corporate finance and commercial banking at Chase Manhattan Bank and as a Research Analyst for Alpha Capital Venture Partners. Mr. Prober received a B.B.A. from the University of Michigan and an M.M. from the Northwestern University J.L. Kellogg Graduate School of Management.

SCOTT L. SCHER, CFA Vice President of the Adviser since 1995 where he is responsible for investment research. Prior to joining the Adviser in 1995, he worked as an analyst/portfolio manager at The Prudential from 1988. Mr. Scher received a B.A. from Harvard College, an M.B.A. from Columbia Business School and is a Chartered Financial Analyst.


OTHER SERVICE PROVIDERS

The Forum Financial Group ("Forum") of companies provide various services to the Funds. As of December 31, 1998, Forum provided administration and distribution services to investment companies and collective investment funds with assets of approximately $66.2 billion.

Forum Fund Services, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of the Funds' shares. The distributor acts as the agent of The CRM Funds in connection with the offering of shares of the Funds. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of shares of the Funds.

Forum Shareholder Services, LLC (the "Transfer Agent") is the Funds' transfer agent.


FUND EXPENSES

The Funds pay for all of their expenses. Each Fund's expenses are comprised of expenses attributable to the particular Fund as well as expenses not attributable to any particular Fund that are allocated among the Funds. The Adviser or other service providers may voluntarily waive all or any portion of their fees, which are accrued daily and paid monthly. Any waiver would have the effect of increasing a Fund's performance for the period during which the waiver was in effect and may not be recouped at a later date.

The Adviser has voluntarily undertaken to waive its fees or assume certain expenses of each Fund in order to limit the Funds' expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 1.50% or less of the average daily net assets of the Funds. This undertaking may be terminated at any time.

          YOUR ACCOUNT             [Picture graphics of puzzle.]
--------------------------------------------------------------------------------

HOW TO CONTACT THE FUNDS

[Maragin callout]
--------------------------
Write to us at:
         The CRM Funds
         P.O. Box 446
         Portland, ME  04112

Telephone us at:

         (800) CRM-2883 or (800) 844-8258 (Toll Free)
         (207) 822-6614 (International Points)

E-Mail us at:
         www.crmfunds.com

Wire investments (or ACH payments) to us at:
         BankBoston Boston, Massachusetts ABA #011000390 For Credit to:
                  Forum  Shareholder  Services,  LLC
                  Account # 541-54171
                  The CRM Funds
                  (Your Name goes on this line)
                  (Your Account  Number goes on this line)
                  (Your Social Security number or tax identification number goes on this line)
--------------------------
GENERAL INFORMATION

You pay no sales charge to purchase or sell (also called "redeem") shares of a Fund. Shares are purchased and sold by the Funds at the next share price (also called "net asset value" or "NAV" per share) calculated after a transaction is received in good order by the Transfer Agent. For instance, if your purchase request is received in proper form after 4 p.m., your transaction will be priced at the next day's NAV. The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds do not issue share certificates.

You will receive annual statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account immediately upon receipt of confirmations.

The Funds reserve the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED The net asset value per share of each Fund is calculated as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed, normally, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The time at which NAV is calculated may be changed in case of an emergency or if the New York Stock Exchange closes early. A Fund's NAV is determined by dividing the value of the Fund's assets by the number of shares outstanding. Securities for which market quotations are readily available are valued at current market value. If market quotations are not readily available, then securities are valued at estimated fair value.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Funds. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be in U.S. dollars and checks must be drawn on U.S. banks.


         CHECKS For individual or Uniform Gift to Minors Act ("UGMA") accounts, the check must be made payable to "The CRM Funds" or to one or more owners of the account and endorsed to "The CRM Funds." For all other accounts, the check must be made payable on its face to "The CRM Funds." No other method of check payment is acceptable (for instance, payment by travelers checks is prohibited).

         ACH PAYMENT Instruct your financial institution to make an ACH (automated clearinghouse) payment to us. These payments typically take two days. Your financial institution may charge you a fee for this service.

         WIRES Instruct your financial institution to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS Following are the minimum investments accepted by the Funds:

                                                  ------------------------- --------------------------
                                                      MINIMUM INITIAL          MINIMUM ADDITIONAL
                                                         INVESTMENT                INVESTMENT
           -------------------------------------- ------------------------- --------------------------
           Standard Minimums                              $10,000                     $100
           -------------------------------------- ------------------------- --------------------------
           Traditional and Roth IRA Accounts               $2,000                     $100
           -------------------------------------- ------------------------- --------------------------

           With Automatic Investment Plans                 $2,000                     $100

           -------------------------------------- ------------------------- --------------------------

ACCOUNT REQUIREMENTS

------------------------------------------------------------ ---------------------------------------------------------
                      TYPE OF ACCOUNT                                              REQUIREMENT
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS           o    Joint accounts can have two or more owners
Individual accounts are owned by one person, as are sole          (tenants)
proprietorship accounts.                                     o    Instructions must be signed by all persons
                                                                  required to sign (you choose who must sign)
                                                                  exactly as their names appear on the account
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
GIFTS OR TRANSFERS TO A MINOR  (UGMA,  UTMA)                 o    Depending on state laws,  you can set up a custodial
These  custodial  accounts  provide a way to give money           account  under the  Uniform  Gift to Minors Act or
to a  child and obtain tax  benefits.  An individual  can         the Uniform Transfers to Minors Act
give up to $10,000 a year per child without paying           o    The trustee must sign  instructions in a manner
Federal gift tax.                                                 indicating trustee capacity

------------------------------------------------------------ ---------------------------------------------------------

CORPORATIONS AND PARTNERSHIPS                                o    For corporations, provide a corporate
                                                                  resolution signed by an authorized person with a
                                                                  signature guarantee
                                                             o    For partnerships, provide a certification for
                                                                  a partnership agreement, or the pages from the
                                                                  partnership agreement that identify the general
                                                                  partners

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
TRUSTS                                                       o     The trust must be established before an
                                                                   account can be opened
                                                             o     Provide a certification for trust, or the
                                                                   pages from the trust document that identify the
                                                                   trustees
------------------------------------------------------------ ---------------------------------------------------------

INVESTMENT PROCEDURES

------------------------------------------------------------ ---------------------------------------------------------
                    TO OPEN AN ACCOUNT                                        TO ADD TO YOUR ACCOUNT
------------------------------------------------------------ ---------------------------------------------------------

BY CHECK                                                     BY CHECK

o        Call or write us for an account application          o     Fill out an investment slip from a
o        Complete the application                                   confirmation or statement Or
o        Mail us your application and a check                 o     Write a letter to us
                                                              o     Write your account number on your check.
BY WIRE                                                       o     Mail us the slip (or your letter) and a check
o        Call or write us for an account application
o        Complete the application                            BY WIRE
o        Call us                                              o     Call to notify us of your incoming wire
o        You will be assigned an account number               o     Instruct your bank to wire your money to us
o        Mail us your application
o        Instruct your bank to wire your money to us


BY ACH PAYMENT
o        Call or write us for an account application         BY AUTOMATIC INVESTMENt
o        Complete the application                             o     Call or write us for an "Automatic Investment
o        Call us                                                    Plan" form
o        You will be assigned an account number               o     Complete the form
o        Mail us your application                             o     Attach a voided check to your form
o        Make an ACH payment                                  o     Mail us the form

------------------------------------------------------------ ---------------------------------------------------------


AUTOMATIC INVESTMENT You may invest a specified amount of money in a Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Automatic investments must be for at least $100.


LIMITATIONS ON PURCHASES The Funds reserve the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Funds or their operations. This includes those from any individual or group who, in the Funds' view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the Funds within a calendar year).

CANCELED OR FAILED PAYMENTS Checks and ACH transfers are accepted at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Funds or the Transfer Agent, and the Funds may redeem shares you own in the account (or another identically registered account in any Fund) as reimbursement. The Funds and their agents have the right to reject or cancel any purchase or exchange due to nonpayment.


SELLING SHARES

Redemption orders are processed promptly and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If the Fund has not yet collected payment for the shares you are selling, however, it may delay sending redemption proceeds for up to 15 calendar days.

--------------------------------------------------------------------------------
                        TO SELL SHARES FROM YOUR ACCOUNT
--------------------------------------------------------------------------------
BY MAIL
o    Prepare a written request including:
     o    Your name(s) and signature(s)
     o    Your account number
     o    The Fund name
     o    The dollar amount or number of shares you want to sell
     o    How and where to send the redemption proceeds
o    Obtain a signature guarantee (if required)
o    Obtain other documentation (if required)
o    Mail us your request and documentation
BY WIRE
o    Wire redemptions are only available if:
     o    You have elected wire redemption privileges AND
     o    Your redemption is for $10,000 or more
o Call us with your request (if you have elected telephone redemption privileges - See "By Telephone") Or
o    Mail us your request (See "By Mail")
BY TELEPHONE
o    Telephone   redemptions  are  only  available  if  you  have  elected
     telephone redemption privileges.
o    Call us with your request
o    Provide the following information:
     o    Your account number
     o    Exact name(s) in which account is registered
     o    Additional form of identification
o    Redemption proceeds will be:
     o    Mailed to you Or
     o    Wired to you (if you have elected wire redemption privileges - See
          "By Wire")
AUTOMATICALLY
o    Call or write us for an "Automatic Redemption" form
o    Attach a voided check to your form
o    Mail us your form
--------------------------------------------------------------------------------

TELEPHONE REDEMPTION PRIVILEGES You may only redeem your shares by telephone if you elect telephone redemption privileges on your account application or by completing a separate form. You may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

WIRE REDEMPTION PRIVILEGES You may only redeem your shares by wire if you elect wire redemption privileges on your account application or by completing a separate form. The minimum amount that may be redeemed by wire is $10,000. If you wish to request a wire redemption by telephone, you must also elect telephone redemption privileges.

AUTOMATIC REDEMPTIONS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Automatic redemptions must be for at least $250.


SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Funds against fraud, signatures on certain requests must have a "signature guarantee." For requests made in writing, a signature guarantee is required for any of the following:


     o    Sales of over $50,000 worth of shares
     o    Changes to a shareholder's record name or address
     o    Redemptions   from  an  account  for  which  the  address  or  account
          registration has changed within the last 30 days
     o Sending redemption proceeds to any person, address, brokerage firm or bank account not on record
     o    Sending   redemption   proceeds   to  an  account   with  a  different
          registration (name or ownership) from yours
     o Changes to automatic investment or redemption, distribution, telephone redemption or exchange option or any other election in connection with your account

A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public.

SMALL ACCOUNTS If the value of your account falls below $10,000 ($2000 for IRAs or accounts with an established automatic investment plan), the Fund may ask you to increase your balance. If the account value is still below $10,000 after 60 days, the Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND The Funds reserve the right to make "redemptions in kind" -- payments of redemption proceeds in portfolio securities rather than cash --if the amount redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The Transfer Agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

EXCHANGE PRIVILEGES

You may sell your Fund shares and buy shares of another Fund (an "exchange") by telephone or in writing. You may also exchange Fund shares for Investor Shares of Daily Assets Government Fund, a money market fund. Because exchanges are treated as a sale and purchase, they may have tax consequences.

REQUIREMENTS Exchanges may be made only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but the Funds reserve the right to limit exchanges. See "Buying Shares - Limitation on Purchases."

--------------------------------------------------------------------------------
                                HOW TO EXCHANGE
--------------------------------------------------------------------------------
BY MAIL
o    Prepare a written request including:
     o    Your name(s) and signature(s)
     o    Your account number
     o The names of the Funds from which you are exchanging and into which you are exchanging
     o    The dollar amount or number of shares you want to sell (and exchange)
o If opening a new account, complete an account application if you are requesting different shareholder privileges
o    Mail us your request and documentation
BY TELEPHONE
o Telephone exchanges are only available if you have elected telephone redemption privileges
o    Call us with your request
o    Provide the following information:
     o   Your account number
     o   Exact name(s) in which account is registered
     o   Additional form of identification
--------------------------------------------------------------------------------

RETIREMENT ACCOUNTS


The Fund's offer IRA accounts, including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, investors should consult their tax advisors. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

       [Picture graphics of puzzle.]        OTHER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTIONS

Small Cap Value Fund, Mid Cap Value Fund and Value Fund distribute their net investment income annually. Large Cap Value Fund distributes its net investment income quarterly. Any net capital gain realized by a Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

Each Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise tax.

The Funds' distributions of net investment income (which include net short-term capital gains) are taxable to shareholders as ordinary income. The Funds' distributions of net capital gains are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares.

Distributions will reduce the net asset value of the Funds' shares by the amount of the distribution. Furthermore, a distribution made shortly after the purchase of shares, although in effect a return of capital, will still be taxable to the shareholder in the manner described above.

Shareholders will incur a capital gain or loss when they sell their shares. The amount of this gain or loss is calculated based on the amount paid for the shares and the value of the shares upon redemption.

Reports containing appropriate information with respect to the Federal income tax status of distributions paid during the year by a Fund will be mailed to shareholders after the close of each year.

For further information about the tax effects of investing in a Fund, please see the SAI.


ORGANIZATION

The CRM Funds is a Delaware business trust that is registered with the SEC as an open-end, management investment company (a "mutual fund"). The Funds are the only four series of The CRM Funds. It is not intended that meetings of shareholders be held except when required by Federal or Delaware law and all shareholders of each Fund are entitled to vote at shareholders' meetings unless a matter is determined to affect only a specific Fund (such as approval of an advisory agreement for a Fund.) From time to time, large shareholders may control a Fund or The CRM Funds.

    [Picture graphics of puzzle.]      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table reflects the Funds' financial performance. Information is not included for Mid Cap Value Fund as no Investor Shares of the Fund were outstanding as of September 30, 1998. Total return in the table represents the rate an investor would have earned (or lost) on an investment in a Fund (assuming the reinvestment of all distributions). This information has been audited by Ernst & Young, LLP. The Funds' financial statements and the auditor's report are included in the Annual Report, and may be obtained without charge.

                                                     SMALL                 LARGE
                                                      CAP                   CAP                    VALUE
                                                     VALUE                 VALUE                    FUND
                                                      FUND                  FUND

                                                    ----------            ----------             ----------
                                                    Year                  Year                   Year
                                                      Ended                 Ended                  Ended
                                                    9/30/98(1)            9/30/98(1)             9/30/98(1)
                                                    ----------            ----------             ----------
SELECTED DATA FOR A SINGLE SHARE

Beginning Net Asset Value                            $17.68                $10.00                 $10.00
Income From Investment Operations
     Net gains (losses)                              (0.06)                 0.01                   0.03
      On securities (realized and unrealized)        (3.15)                 0.01                  (0.70)
Total From Investment Operations                     (3.21)                 0.02                  (0.67)
Less Distributions From
     Net investment income                              -                     -                      -
     Capital gains                                   (0.84)                   -                      -
     Return of capital                               (0.02)                   -                      -
Total Distributions                                  (0.86)                   -                      -
Ending Net Asset Value                               $13.61                $10.02                  $9.33

OTHER INFORMATION
Ratios to Average Net Assets:

     Expenses                                         1.38%               1.50%(2)               1.50%(2)
     Expenses   (excluding    reimbursements   and    1.38%               3.95%(2)               3.22%(2)
waivers)
     Net investment income                           (0.34)%              1.78%(2)               0.38%(2)
Total Return                                        (18.81)%                0.20%                 (6.70)%
Portfolio Turnover Rate                              57.32%                 6.98%                 125.73%

Net Assets at End of Period (in thousands)          $130,929               $10,668                $7,116


(1)  Investor Shares of the Funds commenced  operations on the following  dates:
     Small Cap Value Fund, October 1, 1995; Large Cap Value Fund, August 25, 1998; and Value Fund, January 6, 1998.
(2)  Annualized.



FOR MORE INFORMATION                                                                      LOGO

The following documents are available free upon request:

                                                                                  SMALL CAP VALUE FUND
                        ANNUAL/SEMI-ANNUAL REPORTS                                 MID CAP VALUE FUND
  Additional information about the Funds' investments is available in the         LARGE CAP VALUE FUND
                       Funds' annual and semi-annual                                   VALUE FUND
  reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performances during their last fiscal year.

                STATEMENT OF ADDITIONAL INFORMATION ("SAI") The SAI provides more detailed information about the Funds and is incorporated by reference.
                           into this Prospectus.
    You can get free copies of both reports and the SAI, request other information and discuss your questions about the Funds by contacting your broker or the Funds at:

                               The CRM Funds
                            Two Portland Square
                           Portland, Maine 04101
                               800-CRM-2883
                               800-844-8258
                               207-822-6614

  You can also review the Funds' reports and SAIs at the Public Reference
   Room of the Securities and Exchange Commission. You can get text-only copies, for a fee, by writing to or calling the following:
                                                                             The CRM Funds
                           Public Reference Room                             P.O. Box 446
                    Securities and Exchange Commission                       Portland, ME 04112
                        Washington, D.C. 20549-6009                          800-CRM-2883
                          Telephone: 800-SEC-0330                            800-844-8258
                                                                             207-822-6614
    Free                    copies are available from the Commission's  Internet
                            website at http://www.sec.gov.
                                                                                        Web Site:
                                                                                    www.crmfunds.com

                 Investment Company Act File No. 811-9034.



                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 1, 1999




                                  THE CRM FUNDS

                              SMALL CAP VALUE FUND
                               MID CAP VALUE FUND
                              LARGE CAP VALUE FUND
                                   VALUE FUND


FUND INFORMATION:

         The CRM Funds
         Two Portland Square
         Portland, Maine 04101
         (800) CRM-2883
         http://www.CRMfunds.com

INVESTMENT ADVISER:


         Cramer Rosenthal McGlynn, LLC
         707 Westchester Avenue
         New York, New York 10604

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:


         Forum Shareholder Services, LLC
         P.O Box 446
         Portland, Maine 04112

         (207) 822-6614
         (800) 844-8258


This Statement of Additional Information or SAI supplements the Prospectuses dated February 1, 1999, as may be amended from time to time, offering Investor Shares and Institutional Shares of Small Cap Value Fund, Mid Cap Value Fund, Large Cap Value Fund and Value Fund (the "Funds"). This SAI is not a prospectus and should only be read in conjunction with a prospectus. The Prospectuses may be obtained without charge by contacting shareholder services at the address or telephone number listed above.

The financial statements for the Funds for the year ended September 30, 1998, included in the Annual Report to shareholders, are incorporated into this SAI by reference.


                                TABLE OF CONTENTS
         Glossary ............................................................         1
1.       Investment Policies and Risks........................................         2
         A.       Security Ratings Information................................         2
         B.       Temporary Defensive Position................................         2
         C.       Hedging and Option Income Strategies........................         3
         D.       Convertible Securities......................................         4
         E.       Illiquid and Restricted Securities..........................         5
2.       Investment Limitations...............................................         5
         A.       Fundamental Limitations.....................................         6
         B.       Nonfundamental Limitations..................................         6
3.       Performance Data and Advertising.....................................         7
         A.       Performance Data............................................         7
         B.       Performance Calculations....................................         8
         C.       Multiclass Performance......................................         10
         D.       Other Matters...............................................         10
4.       Management...........................................................         11
         A.       Trustees and Officers.......................................         11
         B.       Compensation of Trustees and Officers.......................         13
         C.       Investment Adviser..........................................         13
         D.       Distributor.................................................         14
         E.       Other Fund Service Providers................................         15
5.       Portfolio Transactions...............................................         18
         A.       How Securities are Purchased and Sold.......................         18
         B.       Commissions Paid............................................         19
         C.       Adviser Responsibility for Purchases and Sales..............         19
6.       Additional Purchase and Redemption Information.......................         21
         A.       General Information.........................................         21
         B.       Additional Purchase Information.............................         21
         C.       Additional Redemption Information...........................         22
         D.       NAV Determination...........................................         22
         E.       Distributions...............................................         22

7.       Taxation ............................................................         22
         A.       Qualification as a Regulated Investment Company.............         23
         B.       Fund Distributions..........................................         24
         C.       Certain Tax Rules Applicable to the Funds Transactions......         24
         D.       Federal Excise Tax .........................................         25
         E.       Sale or Redemption of Shares................................         25
         F.       Withholding Tax.............................................         26
         G.       Foreign Shareholders........................................         26
         H.       State and Local Taxes.......................................         26

8.       Other Matters........................................................         27
         A.       The Trust and its Shareholders..............................         27
         B.       Fund Ownership..............................................         28
         C.       Limitations on Shareholders' and Trustees' Liability........         29
         D.       Registration Statement......................................         29
         E.       Financial Statements........................................         29

Appendix A - Description of Securities Ratings................................         A-1
Appendix B - Miscellaneous Tables.............................................         B-1
Appendix C - Performance Data.................................................         C-1


                                    GLOSSARY


As used in this SAI, the following terms have the meanings listed.

"Adviser" means Cramer Rosenthal McGlynn, LLC.

"Board" means the Board of Trustees of the Trust.

"Code" means the Internal Revenue Code of 1986, as amended.


"Custodian" means the custodian of each Fund's assets.


"FAdS" means Forum Administrative Services, LLC, the administrator of each Fund.

"Fitch" means Fitch IBCA, Inc.

"FAcS" means Forum Accounting Services, LLC, the fund accountant of each Fund.

"FFS" means Forum Fund Services, LLC, distributor of each Fund's shares.

"Fund" means each of the separate series of the Trust to which this SAI relates as identified on the cover page.

"Moody's" means Moody's Investors Service.

"NRSRO" means a nationally recognized statistical rating organization.


"NAV" means net asset value.


"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's.

"Transfer Agent" means Forum Shareholder Services, LLC, the transfer agent and distribution disbursing agent of each Fund.

"Trust" means The CRM Funds.

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

 "1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

                        1. INVESTMENT POLICIES AND RISKS

The following discussion supplements the disclosure in the prospectuses about each Fund's investment techniques, strategies and risks. Certain Funds are designed for investment of that portion of an investor's funds which can appropriately bear the special risks associated with certain types of investments (e.g., investments in smaller capitalization companies).

A.       SECURITY RATINGS INFORMATION


The Funds' investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, each Fund invests its assets in debt securities that are considered investment grade. Investment grade means rated in the top four long-term rating categories or top two short-term rating categories by an NRSRO, or unrated and determined by the Adviser to be of comparable quality.


The lowest long-term ratings that are investment grade for corporate bonds, including convertible bonds, are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; for preferred stock are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; and for short-term debt, including commercial paper, are "Prime-2" (P-2) in the case of Moody's, "A-2" in the case of S&P and "F-2" in the case of Fitch.

Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Funds may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

B.       TEMPORARY DEFENSIVE POSITION

A Fund may assume a temporary defensive position and may invest without limit in commercial paper and other money market instruments that are of prime quality. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which a fund may invest include U.S. Government Securities, time deposits, bankers acceptances and certificates of deposit of depository institutions (such as banks), corporate notes and short-term bonds and money market mutual funds. The Funds may only invest in money market mutual funds to the extent permitted by the 1940 Act.


The money market instruments in which a fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.


C.       HEDGING AND OPTION INCOME STRATEGIES


A Fund may seek to hedge against a decline in the value of securities it owns or an increase in the price of securities which it plans to purchase by purchasing and writing (i.e., selling) covered options on securities in which it has invested and on any securities index based in whole or in part on securities in which that fund may invest. The Funds' options may be traded on an exchange or in an over-the-counter market.

A Fund will not hedge more than 30% of the value of its total assets by buying put options and writing call options.


These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

An option is covered if, as long as a Fund is obligated under the option, it owns an offsetting position in the underlying security or maintains cash, U.S. Government Securities or other liquid, high-grade debt securities with a value at all times sufficient to cover the Fund's obligation under the option.

1.       IN GENERAL

A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security (or a cash amount equal to the value of the index) against payment of the exercise price during the option period.

A put option gives its purchaser, in return for a premium, the right to sell the underlying security (or index) at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation to buy the underlying security (or receive a cash amount equal to the value of the index), upon exercise at the exercise price during the option period.

The amount of premium received or paid for an option is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period and interest rates.


There are a limited number of options contracts on securities indices and option contracts may not be available on all securities that a Fund may own or seek to own.


2.       RISKS

The Fund's use of options subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Funds invest; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund.


D.       CONVERTIBLE SECURITIES

The Funds may only invest in convertible securities that are investment grade.

1.       IN GENERAL


Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities or preferred equity in that they ordinarily provide a stream of income with generally higher yields than do those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities.

Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.


A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

2.       RISKS


Investment in convertible securities generally entails less risk than investment in the issuer's common stock. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.


3.       VALUE OF CONVERTIBLE SECURITIES

The value of a convertible security is a function of its "investment value" (determined by a comparison of its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

E.       ILLIQUID AND RESTRICTED SECURITIES

No Fund may acquire securities or invest in repurchase agreements if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

1.       IN GENERAL


The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").


2.       RISKS

Certain risks are associated with holding illiquid and restricted securities. For instance, limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3.       DETERMINATION OF LIQUIDITY


The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.


An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

                            2. INVESTMENT LIMITATIONS


For purposes of all investment policies of the Funds: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.


Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.


A fundamental policy of a Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of a Fund may be changed by the Board without shareholder approval.

A.       FUNDAMENTAL LIMITATIONS

Each  Fund  has  adopted  the  following  investment   limitations,   which  are
fundamental policies of the Fund.

1.       ISSUANCE OF SENIOR SECURITIES


No Fund may issue senior securities except pursuant to Section 18 of the 1940 Act and except that a Fund may borrow money subject to its investment limitation on borrowing.


2.       BORROWING

Each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of the Fund's total assets.

3.       UNDERWRITING ACTIVITIES

No Fund may act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter for purpose of the 1933 Act.

4.       CONCENTRATION

No Fund may  purchase  the  securities  of issuers  (other than U.S.  Government
Securities) conducting their business activity in the same industry if, immediately after such purchase, the value of a Fund's investments in such industry would comprise 25% or more of the value of its total assets.

5.       PURCHASES AND SALES OF REAL ESTATE

No Fund may purchase or sell real estate or any interest therein, except that a Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

6.       PURCHASES AND SALES OF COMMODITIES

No Fund may purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities.

7.       MAKING LOANS

No Fund may make loans to other persons except for the purchase of debt securities that are otherwise permitted investments or loans of portfolio securities through the use of repurchase agreements.

8.       DIVERSIFICATION


Each Fund is "diversified" as that term is defined in the 1940 Act. Accordingly, no Fund may purchase a security if, as a result: (1) more than 5% of a Fund's total assets would be invested in the securities of a single issuer; or (2) a Fund would own more than 10% of the outstanding voting securities of a single issuer. This limitation applies only with respect to 75% of a Fund's total assets and does not apply to U.S. Government Securities.


B.       NONFUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations, which are not fundamental policies of the Fund.

1.       BORROWING

No Fund may purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

2.       ILLIQUID SECURITIES

No Fund may acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

3.       SHORT SALES

No Fund may make short sales of securities (except short sales against the box).

4.       PURCHASES ON MARGIN

No Fund may purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but a Fund may make margin deposits in connection with permitted transactions in options.

                       3. PERFORMANCE DATA AND ADVERTISING

A.       PERFORMANCE DATA

A Fund may quote performance in various ways. All performance information supplied in advertising, sales literature, shareholder reports or other materials is historical and is not intended to indicate future returns. Performance information is reported on a class basis.

A Fund may compare any of its performance information with:

o Data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., IBC/Donoghue, Inc., CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies").

o        The performance of other mutual funds.

o The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell MidcapTM Index, the Russell 1000(R) Value Index, the Russell 2500(R) Index, the Morgan Stanley - Europe, Australian and Far East Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph, or similar illustration.

Indices are not used in the management of a Fund but rather are standards by which the Fund's Adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.


A Fund may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.


A Fund's performance will fluctuate in response to market conditions and other factors.


A listing of certain performance data as of December 31, 1998 is contained in Appendix C -- Performance Data.


B.       PERFORMANCE CALCULATIONS

A Fund's performance may be quoted in terms of yield or total return.

1.       SEC YIELD

Standardized SEC yields for a Fund used in advertising are computed by dividing the Fund's interest income (in accordance with specific standardized rules) for a given 30 day or one month period, net of expenses, by the average number of shares entitled to receive income distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate.

Capital gains and losses generally are excluded from these calculations.

Income calculated for the purpose of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution of income from the Fund over the same period or the rate of income reported in the Fund's financial statements.


Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that a Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Financial intermediaries may charge their customers that invest in a Fund fees in connection with that investment. This will have the effect of reducing the Fund's after-fee yield to those shareholders.


The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information should not be used to compare shares of a Fund with investment alternatives, which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

Yield quotations are based on amounts invested in a Fund net of any applicable sales charges that may be paid by an investor. A computation of yield that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges.
The Funds charge no sales charges.

Yield is calculated according to the following formula:
                        a - b
         Yield = 2[(------ + 1)6  - 1]
                         cd
         Where:
                  a   =  dividends and interest earned during the period
                  b   =  expenses accrued for the period (net of reimbursements)
                  c   =  the average daily number of shares outstanding during
                         the period that were entitled to receive dividends
                  d   =  the maximum offering price per share on the last day of the period


2.       TOTAL RETURN CALCULATIONS

A Fund's total return shows its overall change in value, including changes in share price and assuming all of the Fund's distributions are reinvested.

Total return figures may be based on amounts invested in a Fund net of sales charges that may be paid by an investor. A computation of total return that does not take into account sales charges paid by an investor would be higher than a similar computation that takes into account payment of sales charges.
The Funds charge no sales charges.


AVERAGE ANNUAL TOTAL RETURN. Average annual total return is calculated using a formula prescribed by the SEC. To calculate standard average annual total returns a Fund: (1) determines the growth or decline in value of a hypothetical historical investment in a Fund over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.


Average annual total return is calculated according to the following formula:

         P(1+T)n = ERV

         Where:
                  P    =  a hypothetical initial payment of $1,000
                  T    =  average annual total return
                  N    =  number of years
                  ERV  =  ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

OTHER MEASURES OF TOTAL RETURN. Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods.

         A Fund may quote unaveraged or cumulative total returns which reflect a Fund's performance over a stated period of time.


         Total returns may be stated in their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking into consideration a Fund's front-end sales charge or contingent deferred sales charge (if applicable).

Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT  =  period total return
                  The other definitions are the same as in average annual total return above

C.       MULTICLASS PERFORMANCE

When a Fund has more than one class of shares, performance calculations for the classes of shares that are created after the initial class may be stated so as to include the performance of the initial class or classes of the Fund. Generally, performance of the initial class is not restated to reflect the expenses or expense ratio of the subsequent class.

Currently, the Funds use the actual date a class of shares commenced operations as the beginning of that class' performance.

D.       OTHER MATTERS


A Fund may also include various information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Fund's investment adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser's and its staff's management techniques; (7) the results of a hypothetical investment in the Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of earning Federally and, if applicable, state tax-exempt income from the Fund or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the net asset value, net assets or number of shareholders of the Fund as of one or more dates; and (10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.


As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of a Fund's performance.


A Fund may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in a Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

                                       SYSTEMATIC                    SHARE                    SHARES
               PERIOD                  INVESTMENT                    PRICE                   PURCHASED
               ------                  ----------                    -----                   ---------
                  1                       $100                        $10                      10.00
                  2                       $100                        $12                       8.33
                  3                       $100                        $15                       6.67
                  4                       $100                        $20                       5.00
                  5                       $100                        $18                       5.56
                  6                       $100                        $16                       6.25
                                          ----                        ---                       ----
                           TOTAL                     AVERAGE                            TOTAL
                           INVESTED          $600    PRICE              $15.17          SHARES 41.81


In connection with its advertisements, a Fund may provide "shareholder's letters" which serve to provide shareholders or investors an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices. For instance, advertisements may provide for a message from the Adviser that it has for more than twenty-five years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that the Adviser believes that it has been successful as a portfolio manager.


                                  4. MANAGEMENT

A.       TRUSTEES AND OFFICERS


The names of the Trustees and officers of the Trust, their positions with the Trust, address, date of birth and principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.



NAME, POSITION WITH TRUST, DATE OF BIRTH, ADDRESS      PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS

Fred M. Filoon*, Chairman and President                Senior Vice President, Cramer Rosenthal McGlynn, Inc. since
         Born:  March 1942                             June 1991.
         707 Westchester Avenue

         White Plains, NY 10604


John E. Appelt, Trustee                                Certified Financial Planner, The Equitable (an insurance
         Born:  September 1945                         company) since 1993.
         1221 Avenue of the Americas

         32nd Floor, New York, NY 10020


Louis Klein Jr., Trustee                               Self-employed as a financial and professional service
         Born:  May 1935                               consultant since 1991.  He has also held the following
         80 Butternut Lane                             positions during that period:  Trustee, Manville Personal
         Stamford, CT 06093                            Injury Settlement Trust; Director, Riverwood International
                                                       Corporation (a paperboard and packaging company); Director,
                                                       Manville Corporation (a building products company)

Clement C. Moore, II, Trustee                          Managing Partner, Mariemont Holdings, LLC (a commercial real
         Born:  September 1944                         estate holding and development company) since 1980.

         10 Rockefeller Plaza, #1120
         New York, NY


Eugene A. Trainor, III, Treasurer and                  Executive Vice President and Chief Operating Officer since
Secretary                                              December 1998.  Senior Vice-President and CFO, Cramer
         Born:  December 1963                          Rosenthal McGlynn, Inc. from August 1994 to December 1998.
         707 Westchester Avenue                        From July 1990 to August 1994, CFO of Grotech Capital Group
         White Plains, NY 10604                        (a venture capital company).

Sara M. Morris, Assistant Treasurer                    Treasurer and CFO, Forum Financial Group LLC since 1994.
         Born:  September 1963
         Two Portland Square

         Portland, Maine 04101


Dawn L. Taylor, Assistant Treasurer                    10/97 - Present.  Tax Manager, Forum Financial Group, LLC
         Born:  May, 1964                              1/97 - 10/97.   Senior Tax Accountant, Purdy, Bingham &
         Two Portland Square                           Burrell, LLC
         Portland, Maine 04101                         9/94 - 10/97.  Senior Fund Accountant, Forum Financial Group,

                                                       LLC

                                                       6/86 - 9/94. Tax Consultant, New England Financial Services


Stephen J. Barrett, Vice President and Assistant       9/96 - Present.  Manager of Client Services, Forum Financial
Secretary                                              Group, LLC

         Born:  November 1968                          1994 - 8/96.  Senior Product Manager, Fidelity Investments
         Two Portland Square

         Portland, Maine 04101




                                       12




D. Blaine Riggle, Assistant Secretary                  1/98 - Present.  Assistant Counsel, Forum Financial Group, LLC
         Born:  November 1966                          3/97 - 1/98.  Associate Counsel, Wright Express Corporation
         Two Portland Square                           (a fleet credit card company)
         Portland, Maine 04101                         1994 - 3/97.  Associate at the law firm of Friedman, Babcock

                                                       & Gaythwaite


Marcella Cote, Assistant Secretary                     5/98 - Present.  Fund Administrator, Forum Financial Group,
         Born:  January 1947                           LLC
         Two Portland Square                           2/97 - 5/98.  Budget Analyst, State of Maine Department of
         Portland, Maine 04101                         Human Services
                                                       1994 - 2/97.  Project Assistant, Muskie School of Public Service


B.       COMPENSATION OF TRUSTEES AND OFFICERS


Each Trustee receives annual fees of $10,000.


Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

Trustees that are affiliated with the Adviser receive no compensation for their services or reimbursement for their associated expenses. No officer of the Trust is compensated by the Trust.

The following table sets forth the fees paid to each Trustee by the Trust for the period October 1, 1997 to September 30, 1998.

                                                              Pension or
                                                              Retirement
                                          Aggregate        Benefits Accrued    Estimated Annual          Total
                                      Compensation from    as Part of Fund       Benefits upon     Compensation from
           Name, Position                   Trust              Expenses           Retirement             Trust
------------------------------------- ------------------- ------------------- -------------------- -------------------

Fred M. Filoon                                $0                  $0                  $0                   $0
Chairman and President

John E. Appelt
Trustee                                     $5,000                $0                  $0                 $5,000

Louis Klein, Jr.
Trustee                                     $6,250                $0                  $0                 $6,250

Clement C. Moore, II
Trustee                                     $6,250                $0                  $0                 $6,250

C.       INVESTMENT ADVISER

1.       SERVICES OF ADVISER

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust. Under that agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing a Fund's investments and effecting portfolio transactions for a Fund.

2.       OWNERSHIP OF ADVISER/AFFILIATIONS


The Adviser is 76% owned (and therefore controlled) by Cramer, Rosenthal, McGlynn, Inc. ("CRM") and its shareholders. CRM is registered as an investment adviser with the SEC under the 1940 Act, as amended.


The trustees or officers of the Trust that are employed by the Adviser (or affiliates of the Adviser) are Fred M. Filoon and Eugene A. Trainor, III.

3.       FEES

The Adviser's fee is calculated as a percentage of the applicable Fund's average net assets. The fee is accrued daily by the Funds and is paid monthly based on average net assets for the previous month. The fee is allocated among the classes of shares of a Fund based on the average net assets of each class during the same period.

In addition to receiving its advisory fee from each Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in a Fund. If an investor in a Fund also has a separately managed account with CRM with assets invested in the Fund, CRM will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from a client.


Table 1 in Appendix B shows the dollar amount of the fees payable by the Trust to the Adviser, the amount of the fee waived by the Adviser and the actual fee received by the Adviser. The data is for the past three fiscal years or shorter period if a Fund has been in operation for a shorter period.


4.       OTHER PROVISIONS OF ADVISER'S AGREEMENT

The Adviser's agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

The Adviser's agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days' written notice to the Trust.


Under its agreement, the Adviser is not liable for any error of judgment, mistake of law, or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.


5.       EXPENSE LIMITATIONS


The Adviser has voluntarily undertaken to assume certain expenses of the Funds (or waive its fees). This undertaking is designed to place a maximum limit on expenses (including all fees to be paid to the Adviser but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) of: (1) 1.15% of the average daily net assets of the Institutional Class of each Fund; and (2) 1.50% of the average daily net assets of the Investor Class of each Fund.

D.       DISTRIBUTOR

1.       DISTRIBUTOR; SERVICES AND COMPENSATION OF DISTRIBUTOR

FFS, the distributor (also known as principal underwriter) of the shares of each Fund, is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.

FFS, FAdS, FAcS and the Transfer Agent are each controlled indirectly by Forum Financial Group, LLC. Forum Financial Group, LLC is controlled by John Y. Keffer.

Under its agreement with the Trust FFS acts as the agent of the Trust in connection with the offering of shares of the Funds. FFS continually distributes shares of the Funds on a best efforts basis. FFS has no obligation to sell any specific quantity of Fund shares.

FFS receives no compensation for its distribution services. Shares are sold with no sales commission; accordingly, FFS receives no sales commissions. FFS may enter into arrangements with various financial institutions through which investors may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Funds.

2.       OTHER PROVISIONS OF DISTRIBUTOR'S AGREEMENT

FFS's distribution agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

FFS's agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by FFS on 60 days' written notice to the Trust.

Under its agreement, FFS is not liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under its agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Trust against any and all claims and expenses in any way related to FFS's actions (or failures to act) that are consistent with FFS's contractual standard of care. This means that as long as FFS satisfies its contractual duties, the Trust is responsible for the costs of: (1) defending FFS against claims that FFS breached a duty it owed to the Trust; and (2) paying judgments against FFS. The Trust is not required to indemnify FFS if the Trust does not receive written notice of and reasonable opportunity to defend against a claim against FFS in the Trust's own name or in the name of FFS.


E.       OTHER FUND SERVICE PROVIDERS

1.       ADMINISTRATOR

As administrator, pursuant to an agreement with the Trust, FAdS is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.


For its services, FAdS receives a fee from each Fund at an annual rate as follows: (1) 0.15% of the average daily net assets of the Fund for the first $50 million in Fund assets; (2) 0.10% of the average daily net assets of the Fund for the next $50 million in Fund assets; and (3) 0.05% of the average daily net assets of the Fund for remaining Fund assets. The fee is accrued daily by the Funds and is paid monthly based on average net assets for the previous month.


Prior to December 17, 1997, Forum Financial Services, Inc., an affiliate of FAdS, provided administrative services to the Trust pursuant to an agreement, the material terms of which were the same as the current agreement.

Table 2 in Appendix B shows the dollar amount of the fees payable by the Trust to FAdS, the amount of the fee waived by FAdS and the actual fee received by FAdS. The data is for the past three fiscal years or shorter period if a Fund has been in operation for a shorter period.

FAdS's agreement is terminable without penalty by the Trust or by FAdS with respect to a Fund on 60 days' written notice. Under the agreement, FAdS is not liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

2.       FUND ACCOUNTANT

As fund accountant, pursuant to an agreement with the Trust, FAcS provides fund accounting services to each Fund. These services include calculating the NAV per share of each Fund (and class) and preparing the Funds' financial statements and tax returns.

For its services, FAcS receives a fee from each Fund at an annual rate of $36,000 plus $12,000 for each class of shares above one and certain surcharges based upon the amount and type of a Fund's portfolio transactions and positions. The fee is accrued daily by the Funds and is paid monthly based on the transactions and positions for the previous month.


Table 3 in Appendix B shows the dollar amount of the fees payable by the Trust to FAcS, the amount of the fee waived by FAcS and the actual fee received by FAcS. The data are for the past three fiscal years or shorter period if a Fund has been in operation for a shorter period.


FAcS's agreement is terminable without penalty by the Trust or by FAcS with respect to a Fund on 60 days' written notice. Under the agreement, FAcS is not liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, in calculating a Fund's NAV per share, FAcS is deemed not to have committed an error if the NAV per share it calculates is within 1/10 of 1% of the actual NAV per share (after recalculation). In addition, in calculating NAV per share FAcS is not liable for the errors of others, including the companies that supply securities prices to FAcS and the Funds.

3.       TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to an agreement with the Trust, the Transfer Agent maintains an account for each shareholder of record of a Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.


For its services, the Transfer Agent receives a fee from each Fund at an annual rate of $24,000 plus $12,000 for each class of shares above one and $30.00 per Investor Class shareholder account and $120.00 per Institutional Class shareholder account. The fee is accrued daily by the Funds and is paid monthly. Table 4 in Appendix B shows the dollar amount of the fees payable by the Trust to the Transfer Agent, the amount of the fee waived by the Transfer Agent and the actual fee received by the Transfer Agent. The data are for the past three fiscal years or shorter period if a Fund has been in operation for a shorter period.


The Transfer Agent's agreement is terminable without penalty by the Trust or by the Transfer Agent with respect to a Fund on 60 days' written notice. Under the agreement, the Transfer Agent is not liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

4.       CUSTODIAN


As custodian, pursuant to an agreement with the Trust, Investors Bank & Trust Company safeguards and controls the Funds' cash and securities, determines income and collects interest on Fund investments. The Custodian may employ foreign subcustodians to provide custody of a Fund's foreign assets. The Custodian is located at P.O. Box 1959, Boston, Massachusetts 02105.


For its services, the Custodian receives a fee from each Fund at an annual rate as follows: (1) 0.02% of the average daily net assets of the Fund for the first $100 million in Fund assets; (2) 0.015% of the average daily net assets of the Fund for the next $100 million in Fund assets; and (3) 0.001% of the average daily net assets of the Fund for remaining Fund assets. The Custodian is also paid certain transaction fees. These fees are accrued daily by the Funds and are paid monthly based on average net assets and transactions for the previous month.

5.       LEGAL COUNSEL

Legal matters in connection with the issuance of shares of the Trust are passed upon by Kramer Levin Naftalis & Frankel, LLP, 919 Third Avenue, New York, New York 10022. Kramer Levin Naftalis & Frankel, LLP has relied upon the opinion of Morris, Nichols, Arsht & Tunnell, 1201 N. Market Street, Wilmington, Delaware, for matters relating to Delaware law.

6.       INDEPENDENT AUDITORS


Ernst & Young, LLP, One North Broadway, White Plains, New York 10601, independent auditors, have been selected as auditors for each Fund. The auditors audit the annual financial statements of the Funds and provide the Funds with an audit opinion. The auditors also review certain regulatory filings of the Funds and the Funds' tax returns.

                            5. PORTFOLIO TRANSACTIONS

A.       HOW SECURITIES ARE PURCHASED AND SOLD


Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected; (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.


Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.       COMMISSIONS PAID


Table 5 in Appendix B shows the aggregate brokerage commissions with respect to each Fund. The data presented are for the past three fiscal years or a shorter period if the Fund has been in operation for a shorter period, except as otherwise noted. The table also indicates the reason for any material change in the last two years in the amount of brokerage commissions paid by a Fund.


C.       ADVISER RESPONSIBILITY FOR PURCHASES AND SALES


The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. No Fund has any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.


The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for a Fund is prompt execution of orders in an effective manner and at the most favorable price available.

1.       CHOOSING BROKER-DEALERS

The Funds may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.


Consistent with applicable rules and the Adviser's duties, the Adviser may: (1) consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund; and (2) take into account payments made by brokers effecting transactions for a Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.


2.       OBTAINING RESEARCH FROM BROKERS

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than the Funds, and not all research services may be used by the Adviser in connection with the Funds. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range of quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts although a particular client may not benefit from all the research received on each occasion. The nature of the services purchased for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal data bases.

Occasionally, the Adviser may do a transaction with a broker and pay a slightly higher commission than another might charge. If this is done it will be because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser is involved with a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the clients.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner, which is deemed equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

In some cases, the client may direct the Adviser to use a broker or dealer of the client's choice. If the client directs the Adviser to use a particular broker, the Adviser may not be authorized to negotiate commissions and may be unable to obtain volume discounts or best execution. In these cases, there could be some disparity in commission charges among these clients.

3.       COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to each Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

4.       TRANSACTIONS THROUGH AFFILIATES


The Adviser may not effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons). The Board has not adopted respective procedures.

5.       OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Funds are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

6.       PORTFOLIO TURNOVER

The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. Portfolio turnover rate is reported in the Prospectus. From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

D.       SECURITIES OF REGULAR BROKER-DEALERS

From time to time a Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. Following is a list of the regular brokers and dealers of each Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of the Funds' most recent fiscal year.

                 REGULAR BROKER OR DEALER                          VALUE OF SECURITIES HELD ($)(000'S OMITTED)

SMALL CAP VALUE FUND
         Merrill Lynch & Co., Inc.                                    $1490

VALUE FUND
         Merrill Lynch & Co., Inc.                                    $100


                6. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

A.       GENERAL INFORMATION

Shareholders may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at Two Portland Square, Portland, Maine 04101.

The Funds accept orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

B.       ADDITIONAL PURCHASE INFORMATION


Shares of each Fund are sold on a continuous basis by the distributor at net asset value ("NAV") per share without any sales charge. Accordingly, the offering price per share is the same as the NAV per share. That information is contained in the Funds' financial statements (specifically in the statements of assets and liabilities).


The Funds reserve the right to refuse any purchase request in excess of 1% of a Fund's total assets.


Fund shares are normally issued for cash only. In the Adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of a Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value which is readily ascertainable (and not established only by valuation procedures).


1.       IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

2.       UGMAS/UTMAS


If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.


3.       PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Funds may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Funds are not responsible for the failure of any financial institution to carry out its obligations.

Investors purchasing shares of the Funds through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

C.       ADDITIONAL REDEMPTION INFORMATION

A Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus.

1.       SUSPENSION OF RIGHT OF REDEMPTION


The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.


2.       REDEMPTION-IN-KIND

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of a Fund. If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the SEC pursuant to which a Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

D.       NAV DETERMINATION


In determining a Fund's NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).


E.       DISTRIBUTIONS

Distributions of net investment income will be reinvested at a Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of a Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.


                                   7. TAXATION


The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations affecting each Fund and its shareholders that are not described in the prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders. The discussions here and in the prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISOR AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A.       QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.

The tax year end of each Fund is September 30 (the same as the Fund's fiscal year end).

1.       MEANING OF QUALIFICATION


As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of long-term capital gains over long-term capital losses) that it distributes to shareholders. In order to qualify as a regulated investment company a Fund must satisfy the following requirements:

o The Fund must distribute at least 90% of its investment company taxable income (i.e., net investment income and capital gain net income) for the tax year. (Certain distributions made by a Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)


o The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing.


o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


2.       FAILURE TO QUALIFY

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of a Fund's current and accumulated earnings and profits. A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders.


Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.


B.       FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its net investment income for each tax year. These distributions are taxable to shareholders as ordinary income. These distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Funds may make additional distributions of net capital gain at any time during the year. These distributions are taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares.


Each Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Funds' financial statements. Any such losses may not be carried back.


Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce the shareholder's tax basis in the shares and are treated as gain from the sale of the shares to the extent the shareholder's basis would be reduced below zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

A shareholder may purchase shares whose net asset value at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. Distributions of these amounts are taxable to the shareholder in the manner described above, although the distribution economically constitutes a return of capital to the shareholder.

Shareholders purchasing shares of a Fund just prior to the ex-dividend date of a distribution will be taxed on the entire amount of the distribution received, even though the net asset value per share on the date of the purchase reflected the amount of the distribution.

If a shareholder holds shares for six months or less and redeems shares at a loss after receiving a capital gain distribution, the loss will be treated as a long-term capital loss to the extent of the distribution.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by the shareholders (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to them during the year.

C.       CERTAIN TAX RULES APPLICABLE TO THE FUNDS TRANSACTIONS


For federal income tax purposes, when put and call options purchased by a Fund expire unexercised, the premiums paid by a Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by a Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally is considered 60% long-term and 40% short-term capital gains or losses. Each Fund can elect to exempt its Section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of Section 1256 contracts.


D.       FEDERAL EXCISE TAX


A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of ordinary its taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. If the Fund changes its tax year end to November 30 or December 31, it may elect to use that date instead of the October 31 date in making this calculation. The balance of the Fund's income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in a calendar year.

For purposes of calculating the excise tax, each Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses incurred after October 31 of any year (or November 30 or December 31 if it has made the election described above) in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.


Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.       SALE OR REDEMPTION OF SHARES

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). In general, any gain or loss arising from the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of capital gain distributions received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

F.       WITHHOLDING TAX


A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide correct tax payer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."


G.       FOREIGN SHAREHOLDERS

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.


If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income distributions paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of a Fund, capital gain distributions from a Fund and amounts retained by a Fund that are designated as undistributed capital gain.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a noncorporate foreign shareholder, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.


The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.


The tax rules of other countries with respect to distributions from a Fund can differ from the rules for U.S. federal income taxation described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in a Fund, distributions from a Fund, the applicability of foreign taxes and related matters.


H.       STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from a Fund can differ from the rules for U.S. federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in a Fund, distributions from a Fund, the applicability of state and local taxes and related matters.

                                8. OTHER MATTERS

A.       THE TRUST AND ITS SHAREHOLDERS

1.       GENERAL INFORMATION

The CRM Funds was organized as a business trust under the laws of the State of Delaware on April 24, 1995. The Trust has operated under that name and as an investment company since that date.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series (the Funds) and in classes of shares of those series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

o Institutional Shares of each of Small Cap Value Fund, Mid Cap Value Fund, Large Cap Value Fund and Value Fund.

o Investor Shares of each of Small Cap Value Fund, Mid Cap Value Fund, Large Cap Value Fund and Value Fund.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and each Fund will continue indefinitely until terminated.

2.       CLASSES OF SHARES

Each class of a Fund may have a different expense ratio and each class' performance will be affected by its expenses. For more information on any other class of shares of the Fund, investors may contact the Transfer Agent.

3.       SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular series or class, except if the matter affects only one series or class or voting by series or class is required by law, in which case shares will be voted separately by series or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.
There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a Fund's) outstanding shares may, as set forth in the Trust Instrument, call meetings of the Trust (or
Fund) for any purpose related to the Trust (or Fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

PAGE>

4.       CERTAIN REORGANIZATION TRANSACTIONS

The Trust or any Fund may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the Fund. The Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

B.       FUND OWNERSHIP


As of January 4, 1999, the percentage of shares owned by all officers and trustees of the Trust as a group was as follows. To the extent officers and trustees own less than 1% of the shares of each class of shares of a Fund (or of the Trust), the table reflects "N/A" for not applicable.


                                                PERCENTAGE OF SHARES

           FUND (OR TRUST)                              OWNED
           The Trust                                     N/A
           Small Cap Value Fund                          N/A
           Mid Cap Value Fund                           5.14%
           Large Cap Value Fund                          N/A
           Value Fund                                   3.89%

Also as of that date, certain shareholders of record owned 5% or more of a class of shares of a Fund. These shareholders and any shareholder known by a Fund to own beneficially 5% or more of a class of shares of a Fund are listed in Table 6 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of January 4, 1999, the following persons beneficially owned 25% or more of the shares of a Fund (or of the Trust) and may be deemed to control the Fund (or the Trust). For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.


CONTROLLING PERSON INFORMATION

                                                                                                       PERCENTAGE OF
                                                                                                       SHARES OWNED
           SHAREHOLDER                                          FUND (OR TRUST)


           Pell Rudman Trust Co (organized in Maine)            Mid Cap Value Fund                        59.62%
           100 Federal Street 37th Floor
           Boston, MA 02110


C.       LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY


Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Trust
Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust or the Trustees. The Trust's Trust Instrument (the document that governs the operation of the Trust) provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. FAdS believes that, in view of the above, there is no risk of personal liability to shareholders.


The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust or its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.       REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

E.       FINANCIAL STATEMENTS

The financial statements of the Funds for the year ended September 30, 1998 included in the Annual Report to shareholders of the Trust are incorporated herein by reference. These financial statements only include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent auditors' report.

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

A.       CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.       MOODY'S INVESTORS SERVICE

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE

         Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.       STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA       An obligation rated AA differs from the highest-rated  obligations only
         in  small  degree.   The  obligor's  capacity  to  meet  its  financial
         commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
         Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


         The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.       DUFF & PHELPS CREDIT RATING CO.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+
AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+
A, A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+
BBB
BBB- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+
BB
BB- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

B+
B, B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP       Preferred stock with dividend arrearages.

4.       FITCH IBCA, INC.

         INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

B.       PREFERRED STOCK

1.       MOODY'S INVESTORS SERVICE

AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.


AA An issue which is rated "aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.


B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

 NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2.       STANDARD & POOR'S

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB
B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C        A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C.       SHORT TERM RATINGS

1.       MOODY'S INVESTORS SERVICE

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o         Leading market positions in well-established industries.
o         High rates of return on funds employed.
o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

2.       STANDARD AND POOR'S

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

3.       FITCH IBCA, INC.

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch IBCA's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as `A1' and capacity for timely repayment may be susceptible to adverse change sin business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

                        APPENDIX B - MISCELLANEOUS TABLES


TABLE 1 - INVESTMENT ADVISORY FEES

The following Table shows the dollar amount of fees payable to the Adviser with respect to each Fund, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser.

                                               ADVISORY FEE PAYABLE         ADVISORY FEE        ADVISORY FEE RETAINED
SMALL CAP VALUE FUND                                                           WAIVED

     Year Ended September 30, 1998                  $1,434,005                   $0                  $1,434,005
     Year Ended September 30, 1997                   $635,864                    $0                   $635,864
     Year Ended September 30, 1996                   $173,105                 $39,802                 $132,303

                                               ADVISORY FEE PAYABLE         ADVISORY FEE        ADVISORY FEE RETAINED
MID CAP VALUE FUND                                                             WAIVED


Period Ended September 30, 1998                      $25,934                  $25,934                    $0


                                               ADVISORY FEE PAYABLE         ADVISORY FEE        ADVISORY FEE RETAINED
LARGE CAP VALUE FUND                                                           WAIVED


Period Ended September 30, 1998                       $6,174                   $6,174                    $0


                                               ADVISORY FEE PAYABLE         ADVISORY FEE        ADVISORY FEE RETAINED
VALUE FUND                                                                     WAIVED


Period Ended September 30, 1998                      $39,465                  $39,465                    $0


TABLE 2 - ADMINISTRATION FEES

The following Table shows the dollar amount of fees payable to FAdS with respect to each Fund, the amount of fee that was waived by FAdS, if any, and the actual fee received by FAdS.

                                                ADMINISTRATION FEE       ADMINISTRATION FEE      ADMINISTRATION FEE
SMALL CAP VALUE FUND                                 PAYABLE                   WAIVED                 RETAINED

     Year Ended September 30, 1998                   $190,232                 $17,897                 $172,335
     Year Ended September 30, 1997                   $127,123                    $0                   $127,123
     Year Ended September 30, 1996                   $40,000                  $15,579                  $24,421

                                                ADMINISTRATION FEE       ADMINISTRATION FEE      ADMINISTRATION FEE
MID CAP VALUE FUND                                   PAYABLE                   WAIVED                 RETAINED


     Period Ended September 30, 1998                 $18,414                     $0                    $18,414


                                                ADMINISTRATION FEE       ADMINISTRATION FEE      ADMINISTRATION FEE
LARGE CAP VALUE FUND                                 PAYABLE                   WAIVED                 RETAINED


     Period Ended September 30, 1998                  $2,554                     $0                    $2,554


                                                ADMINISTRATION FEE       ADMINISTRATION FEE      ADMINISTRATION FEE
VALUE FUND                                           PAYABLE                   WAIVED                 RETAINED


     Period Ended September 30, 1998                 $18,414                     $0                    $18,414


TABLE 3 - ACCOUNTING FEES

The following table shows the dollar amount of fees payable to FAcS with respect to each Fund.

                                              ACCOUNTING FEE PAYABLE
SMALL CAP VALUE FUND

Investor Shares
     Year Ended September 30, 1998                   $44,832
     Year Ended September 30, 1997                   $41,500
     Year Ended September 30, 1996                   $39,000

Institutional Shares

     Period Ended September 30, 1998                  $6,168


                                              ACCOUNTING FEE PAYABLE
MID CAP VALUE FUND


Period Ended September 30, 1998                      $28,516


                                              ACCOUNTING FEE PAYABLE
LARGE CAP VALUE FUND


Period Ended September 30, 1998                       $5,677


                                              ACCOUNTING FEE PAYABLE
VALUE FUND


Period Ended September 30, 1998                      $30,516

TABLE 4 - TRANSFER AGENCY FEES


The following table shows the dollar amount of shareholder service fees payable to the Transfer Agent with respect to Shares of each Fund.

SMALL CAP VALUE FUND                          TRANSFER AGENCY FEE     TRANSFER AGENCY FEE     TRANSFER AGENCY FEE
                                              PAYABLE                 WAIVED                  RETAINED

Investor Shares
     Year Ended September 30, 1998                   $188,352                   $0                   $188,352
     Year Ended September 30, 1997                   $39,437                    $0                   $39,437
     Year Ended September 30, 1996                   $20,413                    $0                   $20,413

Institutional Shares
     Period Ended September 30, 1998                 $14,611                    $0                   $14,611

MID CAP VALUE FUND                            TRANSFER AGENCY FEE     TRANSFER AGENCY FEE     TRANSFER AGENCY FEE
                                              PAYABLE                 WAIVED                  RETAINED

Period Ended September 30, 1998                      $20,075                    $0                   $20,075

LARGE CAP VALUE FUND                          TRANSFER AGENCY FEE     TRANSFER AGENCY FEE     TRANSFER AGENCY FEE
                                              PAYABLE                 WAIVED                  RETAINED

Period Ended September 30, 1998                       $3,487                   $823                   $2,664

VALUE FUND                                    TRANSFER AGENCY FEE     TRANSFER AGENCY FEE     TRANSFER AGENCY FEE
                                              PAYABLE                 WAIVED                  RETAINED

Period Ended September 30, 1998                      $24,969                  $5,262                 $19,707


TABLE 5 - COMMISSIONS

The following table shows the aggregate brokerage commissions with respect to each Fund that incurred brokerage costs. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.


                                              AGGREGATE COMMISSION
SMALL CAP VALUE FUND                          PAID


Year Ended September 30, 1998                        $77,501
Year Ended September 30, 1997                        $416,402
Year Ended September 30, 1996                        $494,129


                                              AGGREGATE COMMISSION
MID CAP VALUE FUND                            PAID


Period Ended September 30, 1998                      $22,976


                                              AGGREGATE COMMISSION
LARGE CAP VALUE FUND                          PAID


Period Ended September 30, 1998                       $8,634


                                              AGGREGATE COMMISSION
VALUE FUND                                    PAID


Period Ended September 30, 1998                      $38,772

TABLE 6 - 5% SHAREHOLDERS


The following table lists (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund and (2) any person known by a Fund to own beneficially 5% or more of a class of shares of a Fund, as of January 4, 1999.

                                                                                                 % OF      % OF FUND
FUND/CLASS OF SHARES            NAME AND ADDRESS                               SHARES            CLASS

Small Cap Value Fund

     Investor Shares            American Express Trust Company                   523,756.474        6.30%       3.81%
                                Services Plans
                                PO Box 534
                                Minneapolis, MN 55440

                                Donaldson, Lufkin & Jenrette                     498,313.557        5.99%       3.62%
                                Mutual Funds Dept
                                PO Box 2052
                                Jersey City, NJ 07303

     Institutional Shares       Church Farm School, Inc.                         378,039.057        6.95%       2.75%
                                PO Box 2000
                                Paoli, PA 19301

                                Donaldson, Lufkin & Jenrette                     328,565.415        6.04%       2.39%
                                Mutual Funds Dept
                                PO Box 2052
                                Jersey City, NJ 07303

                                Abilene Christian University                     313,974.941        5.77%       2.28%
                                ACU Box 29120
                                Abilene, TX 79699


Mid Cap Value Fund

     Institutional Shares       Pell Rudman Trust Co                             401,153.001       59.62%      59.62%
                                100 Federal St 37th Floor
                                Boston, MA 02110

                                Gerald B. Cramer                                  50,437.664        7.50%       7.50%
                                Croton-on-Hudson, NY 10520

                                Ronald H. McGlynn                                 50,437.664        7.50%       7.50%
                                Garden City, NY 11530

                                White Memorial Foundation                         47,891.354        7.12%       7.12%
                                PO Box 368
                                71 Whitehall Road
                                Litchfield, CT 06259


                                      B-6

Large Cap Value Fund

     Investor Shares            L.A.D. Equity Partners L.P.                      144,785.283        7.79%       7.79%
                                Mr. Arthur Pergament
                                Robert Pergament Enterprises
                                7107 Ayshire Lane
                                Boca Raton, FL 33496

                                Alan N. Cohen                                     98,918.646        5.32%       5.32%
                                2500 Werstchester Avenue
                                Purchase, NY 10577


Value Fund

     Investor Shares            Gerald B. Cramer                                  50,152.471        6.05%       6.05%
                                Croton-on-Hudson, NY 10520

                                Ronald H. McGlynn                                 50,152.471        6.05%       6.05%
                                Garden City, NJ 11530

                                Syracuse University                               44,847.455        5.41%       5.41%
                                Syracuse, NY 13244

                                Perry Weitz                                       44,819.008        5.40%       5.40%
                                Weitz & Luxenberg
                                180 Maiden Lane
                                New York, NY 10038


                          APPENDIX C - PERFORMANCE DATA


TABLE 1 - TOTAL RETURNS

The average annual total return of each class of shares of each Fund for the period ended December 31, 1998, was as follows.

                                                      CALENDAR
                                ONE       THREE        YEAR TO    ONE YEAR   THREE     FIVE      TEN          SINCE
SMALL CAP VALUE FUND             MONTH     MONTHS       DATE                  YEARS     YEARS     YEARS     INCEPTION


     Investor Shares            2.85%     4.36%      -12.21%      -12.21%    14.08%    N/A       N/A       15.40%
     Institutional Shares       2.90%     4.40%      N/A          N/A        N/A       N/A       N/A       -8.41%


                                                      CALENDAR
                                ONE       THREE        YEAR TO    ONE YEAR   THREE     FIVE      TEN          SINCE
MID CAP VALUE FUND               MONTH     MONTHS       DATE                  YEARS     YEARS     YEARS     INCEPTION


     Institutional Shares        1.55%     10.37%        N/A         N/A       N/A       N/A       N/A        6.73%


                                                      CALENDAR
                                ONE       THREE        YEAR TO    ONE YEAR   THREE     FIVE      TEN          SINCE
LARGE CAP VALUE FUND             MONTH     MONTHS       DATE                  YEARS     YEARS     YEARS     INCEPTION


     Investor Shares             3.33%     15.08%        N/A         N/A       N/A       N/A       N/A       15.31%


                                                      CALENDAR
                                ONE       THREE        YEAR TO    ONE YEAR   THREE     FIVE      TEN          SINCE
VALUE FUND                       MONTH     MONTHS       DATE                  YEARS     YEARS     YEARS     INCEPTION


     Investor Shares             2.55%     17.39%        N/A         N/A       N/A       N/A       N/A        9.52%






                                      C-1